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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                     Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2016 through October 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Diversified
                        High Income Trust

--------------------------------------------------------------------------------
                        Semiannual Report | October 31, 2016
--------------------------------------------------------------------------------

                        Ticker Symbol:   HNW

                        [LOGO] PIONEER
                               Investment(R)
                        visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Schedule of Investments                                                       14

Financial Statements                                                          47

Financial Highlights                                                          51

Notes to Financial Statements                                                 53

Approval of Investment Advisory Agreement                                     68

Trustees, Officers and Service Providers                                      72

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through September 30, 2016, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining government bond yields at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product
(GDP) grew at a rate of approximately 1.2% in the first half of 2016, but GDP growth registered a strong uptick in the third quarter of the year, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields, as noted earlier, had been near zero for most of the year and offered minimal opportunity to produce income. However, recent developments such as the Federal Reserve's decision to increase the Federal funds rate before the end of 2016 have driven yields slightly higher. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it will take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape. Donald Trump's surprising victory in the November U.S. presidential election seems to have sparked a late-year market rally, given the pro-growth proposals he promoted on the campaign trail, but it is unclear just how many of his policy initiatives will be implemented. In addition, continued challenges with Brexit and other geopolitical issues have the potential to increase market volatility going forward. Against this backdrop, investors are likely to face ongoing challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

2 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 19, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 3

Portfolio Management Discussion | 10/31/16

Credit-sensitive and cyclically sensitive securities produced generally strong results in the global markets during the six-month period ended October 31, 2016. In the following interview, Andrew Feltus, Charles Melchreit, Jonathan Sharkey, and Chin Liu discuss the factors that affected the performance of Pioneer Diversified High Income Trust during the six-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer; Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer; Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer; and Mr. Liu, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Trust.

Q    How did the Trust perform during the six months ended October 31, 2016?

A Pioneer Diversified High Income Trust returned 9.73% at net asset value and 7.04% at market price during the six-month period ended October 31, 2016. During the same six-month period, the Trust's custom benchmark returned 4.78%. The custom benchmark is based on equal weights of the Bank of America Merrill Lynch (BofA ML) Global High Yield and Emerging Markets Plus (GHY and EMP) Index, which returned 4.69% at net asset value during the six-month period, and the Credit Suisse (CS) Leveraged Loan Index, which returned 4.87%. Unlike the Trust, the custom benchmark does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

     During the same six-month period, the average return (at market price) of the 32 closed end funds in Lipper's High Yield Closed End Funds Category (which may or may not be leveraged) was 9.00%, and the average return (at market price) of the 22 closed end funds in Lipper's Loan Participation Closed End Funds Category (which may or may not be leveraged) was 10.32%. In addition, the average return (at market price) of the 40 closed end funds in Morningstar's High Yield Bond Funds Category (which may or may not be leveraged) was 7.60%, and the average return (at market price) of the 27 closed end funds in Morningstar's Bank Loan Funds Category (which may or may not be leveraged), was 11.18%.

     The shares of the Trust were selling at a 7.83% discount to net asset value at the end of the period on October 31, 2016.

     On October 31, the 30-day SEC yield on the Trust's shares was 12.80%*.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

Q How would you describe the investment environment in the fixed-income markets during the six-month period ended October 31, 2016?

A Higher-yielding, more credit-sensitive securities rallied for most of the six-month period, carrying forward the positive momentum established in February 2016, prior to the start of the period, when oil and other commodity prices began rising. At the same time, investors took encouragement from signs of improvement in the global economy and the U.S. Federal Reserve System's (the Fed's) decision to make a single, small hike in the Federal funds rate in December 2015.

     The only noteworthy interruption in the rally occurred in the latter part of June, when the markets reacted to the unexpected news that the British electorate had voted in favor of exiting the European Union ("Brexit"). While the initial market reaction to Brexit was extremely negative, it was short-lived (about two days), and corporate debt quickly recovered, with domestic high-yield corporate bonds and emerging markets debt performing particularly well over the full period, led by the energy and metals & mining sectors. Most other credit-linked debt, including bank loans and investment-grade corporates, also tended to perform well during the period, although securities denominated in the British pound and the euro tended to underperform domestic and emerging markets debt due to the fallout over the Brexit vote.

Q What factors affected the Trust's performance relative to its customized benchmark during the six-month period ended October 31, 2016?

A Led by high-yield energy and metals & mining industry bonds, the U.S. high-yield market outperformed other fixed-income markets during the period. The Trust's relatively large overweight in U.S. high yield, therefore, was a key driver of benchmark-relative outperformance over the six-month period. In addition, solid security selection results within the high-yield corporates allocation benefited the Trust's benchmark-relative returns. The Trust's exposure to emerging markets debt, especially emerging markets corporates, also lent strong support to the Trust's benchmark-relative performance. We de-emphasized both British and European securities as well as their underlying currencies in the portfolio during the period, which was another factor that aided the Trust's performance relative to the benchmark, as the six-month period was a weak one for both European-based securities and currencies.

     The Trust's use of leverage, or borrowed funds, also provided solid support to benchmark-relative returns. The use of leverage increases risk and has the effect of amplifying the size of market swings on the portfolio. Just as the use of leverage can exaggerate negative results during market downturns

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 5 when prices of higher-yielding bonds decline, leverage can also enhance gains when high-yield and emerging markets bond prices rise, as they did during the six-month period.

     As part of our diversification** strategy, we maintained a healthy exposure to insurance-linked securities in the Trust's portfolio during the period. The performance of insurance-linked debt derives from the claims experience of property-and-casualty insurers. These securities, including so-called "catastrophe bonds," which cover natural disasters, generated solid results for the Trust during the six months, and benefited benchmark-relative performance. The portfolio's positions in floating-rate bank loans also aided the Trust's benchmark-relative results during the period, returning 5.55% over the six months, compared with a return of 4.87% for the CS Leveraged Loan Index. The returns of the bank-loan positions derived primarily from the rebound in the energy sector and solid gains in consumer non-cyclicals and capital goods.

     In addition, while the Trust's investments in emerging markets currencies tended to help benchmark-relative results, one notable exception was the portfolio's exposure to the Mexican peso, which underperformed during the six-month period and detracted from performance.

     Finally, the Trust's short-duration position aided benchmark-relative performance during the period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q What were some of the individual investments in the Trust's portfolio that had noteworthy impacts on the Trust's performance, either positively or negatively, during the six-month period ended October 31, 2016?

A Security selection results, in general, were successful and contributed positively to the Trust's benchmark-relative performance during the period, led by portfolio positions in the high-yield debt of energy and utilities issuers. In energy, the two strongest performers for the Trust were the debt of Williams Companies, a pipeline corporation, and of Sanchez Energy, an exploration-and-production company based in Texas. Among utilities holdings in the portfolio, top performers included bonds of Terraform Power and Terraform Global, two clean-energy utilities. Both companies were spinoffs of SunEdison, a producer of solar energy equipment that subsequently went bankrupt. Analysts were concerned that the relationship between SunEdison and the spin-offs could put the assets of Terraform Power and Terraform Global at risk, but SunEdison's declaration of bankruptcy provided a clearer picture of the company's situation, and the market ultimately gained confidence that SunEdison's issues would not

**   Diversification does not assure a profit nor protect against loss.

6 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 negatively affect the performance of the spin-offs. As a result, the bonds of Terraform Power and Terraform Global rallied.

     Underperforming securities in the Trust's portfolio during the period included bonds issued by California Resources, an exploration-and-production company. The company's bonds lost value after it swapped some of its debt for second-lien loans. In addition, the debt of utility firm Talen Energy performed poorly amid investor concerns about the company's business strategy. Among the Trust's European high-yield holdings, bonds of Valeant Pharmaceuticals lost value during the period and detracted from benchmark-relative performance.

Q How did the level of leverage in the Trust change over the six-month period ended October 31, 2016?

A    The Trust employs leverage through a credit agreement.

     At the end of the six-month period on October 31, 2016, 28.3% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 29.1% of the Trust's total managed assets financed by leverage at the start of the period on May 1, 2016. The absolute amount of funds borrowed by the Trust did not change. The reduction in the percentage of leveraged funds was the result of appreciation in the value of the Trust's holdings.

Q Did the Trust invest in any derivative securities during the six-month period ended October 31, 2016? If so, did the use of derivatives have a material impact on benchmark-relative performance?

A We did invest in currency forward transactions during the period to hedge the value of the portfolio's holdings in foreign currencies. The currency forwards had a positive effect on the Trust's benchmark-relative performance by offsetting declines in the value of the euro during the period.

Q Did the Trust's yield, or distributions to shareholders, change during the six-month period ended October 31, 2016?

A The Trust's distributions to shareholders were unchanged and remained stable during the six-month period. We should note, however, that the Trust has drawn on accumulated net investment income in paying the Trust's distributions in recent periods, but these reserves may be depleted over time.

Q    What is your investment outlook?

A Going forward, we think the market participants will be less reliant on the direction of monetary policy and more attentive to fiscal policy; that is, taxes and spending rather than money supply and interest rates. That could lead to a steepening of the yield curve, with greater space between the yields

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 7 of longer-maturity and shorter-maturity securities. We have already begun to see evidence of that, in fact, as longer-maturity yields have risen in recent weeks. In response, we have maintained a short-duration stance, relative to the benchmarks, to protect the portfolio against a back-up in interest rates, which would undermine the principal of longer-maturity debt.

     The election of Donald Trump as the next U.S. President several days after the conclusion of the Trust's six-month period surprised the financial markets. Prior to the election, however, we had already been positioning the Trust in anticipation of increased financial stimulus from the U.S. government - even though most observers expected the Fed to tighten monetary policy by raising the Federal funds rate before the end of the calendar year - as both presidential candidates had called for more infrastructure spending during the election season. Increased government spending would likely create more jobs as well as possibly stimulate additional economic activity. At the same time, we expect that we may see more volatility in the financial markets resulting not only from policy uncertainties in the United States, but also from abroad, including concerns over upcoming elections and referenda in Europe.

     In managing the Trust, we intend to maintain a highly diversified portfolio, with exposures to domestic and international high-yield bonds, both corporate and government (sovereign) bonds in the emerging markets, floating-rate bank loans, and insurance-linked debt. Domestic high-yield bonds appear somewhat more expensive on the margins following their robust rally in recent months. Floating-rate bank loans, meanwhile, appear attractively priced and have the added benefit of offering increasing yield if the Fed, as expected, begins acting more aggressively to raise short-term rates. Meanwhile, catastrophe bonds, the performance of which is tied to the incidence of property damage claims related to natural disasters, have become more expensive recently, and so we expect to focus on owning only those insurance-linked instruments that we feel offer attractive risk-adjusted returns.

8 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

Please refer to the Schedule of Investments on pages 14-46 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of debt securities in the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities in the Trust generally will rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

The Trust may invest a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for shareholders.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

          Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 9

Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations.

Insurance-linked securities may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds). The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a predefined "trigger" event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus and in shareowner reports issued from time to time.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

Portfolio Summary | 10/31/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                    62.9%
Senior Secured Floating Rate Loan Interests                                23.0%
U.S. Government And Agency Obligation                                       3.9%
Commercial Mortgage-Backed Securities                                       2.2%
Convertible Bonds & Notes                                                   1.6%
Sovereign Debt Obligations                                                  1.5%
Treasury Bill                                                               1.1%
Preferred Stocks                                                            1.0%
Asset Backed Securities                                                     0.8%
Commercial Papers                                                           0.5%
Tax Exempt Obligation                                                       0.5%
Collateralized Mortgage Obligations                                         0.4%
Convertible Preferred Stock                                                 0.3%
Certificate Of Deposit                                                      0.2%
Common Stocks                                                               0.1%
Warrant                                                                     0.0%+
Call Options Purchased                                                      0.0%+

* Includes investments in Insurance Linked Securities totaling 16.7% of total investment portfolio.

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

1.  U.S. Treasury Notes, 0.54%, 4/30/18                                                           3.96%
-------------------------------------------------------------------------------------------------------
2.  Fixed Income Trust Series 2013-A, 0.0%, 10/15/97 (144A)                                       2.80
-------------------------------------------------------------------------------------------------------
3.  Gleneagles Segregated Account (Artex SAC, Ltd.), Variable Rate Notes, 11/30/20                1.38
-------------------------------------------------------------------------------------------------------
4.  Gullane Segregated Account (Artex SAC, Ltd.), Variable Rate Notes, 11/30/20                   1.36
-------------------------------------------------------------------------------------------------------
5.  Pangaea Re Segregated Account (Artex SAC, Ltd.), Variable Rate Notes, 12/20/16                1.25
-------------------------------------------------------------------------------------------------------
6.  Pangaea Re Segregated Account (Artex SAC, Ltd.), Series 2016-1, Variable
    Rate Notes, 2/1/20                                                                            1.12
-------------------------------------------------------------------------------------------------------
7.  Queen Street X Re, Ltd., 6.054%, 6/8/18 (144A) (Cat Bond)                                     1.01
-------------------------------------------------------------------------------------------------------
8.  East Lane Re VI, Ltd., 2.954%, 3/14/18 (144A) (Cat Bond)                                      0.89
-------------------------------------------------------------------------------------------------------
9.  Hercules, Inc., 6.5%, 6/30/29                                                                 0.86
-------------------------------------------------------------------------------------------------------
10. Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                                                  0.84
-------------------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 11

Prices and Distributions | 10/31/16

Market Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     10/31/16                       4/30/16
--------------------------------------------------------------------------------
         Market Value                 $16.00                         $15.60
--------------------------------------------------------------------------------
          (Discount)                  (7.8)%                         (6.2)%
--------------------------------------------------------------------------------

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         10/31/16                   4/30/16
--------------------------------------------------------------------------------
       Net Asset Value                    $17.35                     $16.63
--------------------------------------------------------------------------------

Distributions per Share*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment        Short-Term         Long-Term
                            Income           Capital Gains      Capital Gains
--------------------------------------------------------------------------------
5/1/16 - 10/31/16            $0.69             $ --              $   --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       10/31/16                     4/30/16
--------------------------------------------------------------------------------
      30-Day SEC Yield                 12.80%                       9.03%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

12 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

Performance Update | 10/31/16

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in shares of Pioneer Diversified High Income Trust during the periods shown, compared to that of the combined (50%/50%) Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index (BofA ML Global HY and EMP Index) and the Credit Suisse (CS) Leveraged Loan Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                               50% BofA
                                                               ML Global
                                                               HY and
                           Net                                 EMP Index/
                           Asset                               50% CS
                           Value                Market         Leveraged
Period                     (NAV)                Price          Loan Index
--------------------------------------------------------------------------
Life of Trust
(5/30/2007)                 7.76%               6.31%          5.47%
5 years                     8.31                6.06           5.68
1 year                     11.79               14.57           7.58
--------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Diversified High     50% BofA ML Global HY and EMP Index
               Income Trust                 50% CS Leveraged Loan Index
10/06          $10,000                      $10,000
10/07          $ 8,661                      $10,631
10/08          $ 6,149                      $ 8,142
10/09          $ 9,362                      $11,211
10/10          $12,687                      $12,828
10/11          $13,259                      $13,278
10/12          $15,197                      $14,803
10/13          $17,562                      $15,839
10/14          $18,676                      $16,499
10/15          $15,532                      $16,269
10/16          $17,794                      $17,503

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The BofA ML Global High Yield and Emerging Markets Plus Index is an unmanaged index that tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The CS Leveraged Loan Index is unmanaged and is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. The
CS Leveraged Loan Index consists of tradable term loans with at least one year to maturity and rated BBB or lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in an index.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 13

Schedule of Investments | 10/31/16 (unaudited)

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES --
                              1.1% of Net Assets
            250,000           American Credit Acceptance Receivables Trust,
                              Series 2014-2, Class D, 4.96%, 5/10/21 (144A)             $          253,141
            299,996           Axis Equipment Finance Receivables III LLC,
                              Series 2015-1A, Class E, 5.27%, 5/20/20 (144A)                       287,637
             80,239           Continental Airlines Pass Through Trust, Series 1998-1,
                              Class B, 6.748%, 3/15/17                                              81,491
            400,000(a)        NCF Dealer Floorplan Master Trust, Series 2016-1A,
                              Class C, 9.026%, 3/21/22 (144A)                                      395,521
            500,000           VB-S1 Issuer LLC, Series 2016-1A, Class F, 6.901%,
                              6/15/46 (144A)                                                       516,132
----------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $1,513,798)                                         $        1,533,922
----------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE OBLIGATIONS --
                              0.5% of Net Assets
             54,163           Global Mortgage Securitization, Ltd., Series 2004-A,
                              Class B1, 5.25%, 11/25/32 (144A)                          $           42,321
            109,454           Global Mortgage Securitization, Ltd., Series 2005-A,
                              Class B3, 5.25%, 4/25/32 (144A)                                       74,426
            290,000(b)        GMAT Trust, Series 2013-1A, Class M, 5.0%,
                              11/25/43 (144A)                                                      275,962
            315,602(c)        GMAT Trust, Series 2015-1A, Class A1, 4.25%,
                              9/25/20 (144A)                                                       314,795
----------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $745,338)                                           $          707,504
----------------------------------------------------------------------------------------------------------
                              COMMERCIAL MORTGAGE-BACKED
                              SECURITIES -- 3.1% of Net Assets
            375,000(a)        BAMLL Commercial Mortgage Securities Trust,
                              Series 2014-INLD, Class F, 3.037%, 12/15/29 (144A)        $          339,484
            135,696(b)        Bear Stearns Commercial Mortgage Securities Trust,
                              Series 2005-PWR7, Class B, 5.214%, 2/11/41                           135,495
            260,000(a)        CFCRE Mortgage Trust, Series 2015-RUM, Class E,
                              5.135%, 7/15/30 (144A)                                               252,872
            500,000(b)        Citigroup Commercial Mortgage Trust, Series 2014-GC23,
                              Class E, 3.208%, 7/10/47 (144A)                                      307,687
            500,000(b)        COBALT CMBS Commercial Mortgage Trust, Series
                              2007-C3, Class C, 5.758%, 5/15/46                                    423,188
            300,000(b)        COMM Mortgage Trust, Series 2007-C9, Class H, 5.813%,
                              12/10/49 (144A)                                                      279,101
            250,000(b)        COMM Mortgage Trust, Series 2012-CR2, Class E, 4.855%,
                              8/15/45 (144A)                                                       240,316
            370,451(a)        EQTY Mezzanine Trust, Series 2014-INMZ, Class M,
                              5.28%, 5/8/31 (144A)                                                 350,052
            170,000(a)        EQTY Mortgage Trust, Series 2014-INNS, Class E,
                              3.98%, 5/8/31 (144A)                                                 165,750

The accompanying notes are an integral part of these financial statements.

14 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              COMMERCIAL MORTGAGE-BACKED
                              SECURITIES -- (continued)
            103,851           Homeowner Assistance Program Reverse Mortgage
                              Loan Trust, Series 2013-RM1, Class A, 4.0%,
                              5/26/53 (144A)                                            $          103,331
            150,000           JP Morgan Chase Commercial Mortgage Securities Trust,
                              Series 2006-CB16, Class AJ, 5.623%, 5/12/45                          150,333
            550,000(a)        JP Morgan Chase Commercial Mortgage Securities Trust,
                              Series 2014-INN, Class E, 4.135%, 6/15/29 (144A)                     541,034
            475,889(b)        LB-UBS Commercial Mortgage Trust, Series 2006-C1,
                              Class AJ, 5.276%, 2/15/41                                            475,559
            500,000(b)        Morgan Stanley Capital I Trust, Series 2007-T25,
                              Class AJ, 5.574%, 11/12/49                                           496,904
            250,000           Wells Fargo Commercial Mortgage Trust, Series
                              2016-BNK1, Class D, 3.0%, 8/15/49 (144A)                             191,888
----------------------------------------------------------------------------------------------------------
                              TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                              (Cost $4,525,603)                                         $        4,452,994
----------------------------------------------------------------------------------------------------------
                              SENIOR SECURED FLOATING RATE LOAN
                              INTERESTS -- 32.3% of Net Assets* (a)
                              AUTOMOBILES & COMPONENTS -- 2.2%
                              Auto Parts & Equipment -- 1.3%
            346,037           Electrical Components International, Inc., Term Loan,
                              5.75%, 5/28/21                                            $          346,685
            183,646           Federal-Mogul Corp., Tranche C Term Loan, 4.75%,
                              4/15/21                                                              178,228
            152,568           Key Safety Systems, Inc., Initial Term Loan, 5.5%,
                              8/29/21                                                              153,712
            250,738           MPG Holdco I, Inc., Initial Term Loan, 3.75%, 10/20/21               252,059
            177,750           TI Group Automotive Systems LLC, Initial US Term
                              Loan, 4.5%, 6/30/22                                                  178,341
            783,804           Tower Automotive Holdings USA LLC, Refinancing
                              Term Loan, 4.0%, 4/23/20                                             784,294
                                                                                        ------------------
                                                                                        $        1,893,319
----------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 0.7%
            839,209           Chrysler Group LLC, Term Loan B, 3.5%, 5/24/17            $          841,147
            158,135           Inteva Products LLC, Term B Loan, 9.75%, 9/8/21                      159,025
                                                                                        ------------------
                                                                                        $        1,000,172
----------------------------------------------------------------------------------------------------------
                              Tires & Rubber -- 0.2%
            287,500           Goodyear Tire & Rubber Co., Second Lien Term Loan,
                              3.86%, 4/30/19                                            $          289,708
                                                                                        ------------------
                              Total Automobiles & Components                            $        3,183,199
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 15

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 4.0%
                              Aerospace & Defense -- 1.1%
            401,237           Accudyne Industries Borrower SCA/Accudyne Industries
                              LLC, Refinancing Term Loan, 0.0%, 12/13/19                $          371,061
            299,244           DAE Aviation Holdings, Inc., Initial Term Loan,
                              5.25%, 7/7/22                                                        301,177
            525,000           DynCorp International, Inc., Term Loan B2,
                              7.75%, 7/7/20                                                        525,984
            227,822           Vencore, Inc. (fka SI Organization, Inc.), Initial First
                              Lien Term Loan, 5.75%, 11/23/19                                      229,578
            157,600           WP CPP Holdings LLC, Second Lien Term Loan B-1,
                              8.75%, 4/30/21                                                       143,022
                                                                                        ------------------
                                                                                        $        1,570,822
----------------------------------------------------------------------------------------------------------
                              Building Products -- 0.8%
            780,743           Builders FirstSource, Inc., Initial Term Loan,
                              4.75%, 7/31/22                                            $          785,525
            391,096           Unifrax Holding Co., New Term B Dollar Loan,
                              4.25%, 11/28/18                                                      388,835
                                                                                          ----------------
                                                                                        $        1,174,360
----------------------------------------------------------------------------------------------------------
                              Construction Machinery & Heavy Trucks -- 0.3%
            386,100           Navistar, Inc., Tranche B Term Loan, 6.5%, 8/7/20         $          388,996
----------------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.3%
            418,585           WireCo WorldGroup, Inc., Initial First Lien Term Loan,
                              6.5%, 9/29/23                                             $          420,677
----------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.6%
            398,303           Doosan Infracore International, Inc. (Doosan Holdings
                              Europe, Ltd.), Tranche B Term Loan, 4.5%, 5/28/21         $          399,461
            500,000           DTI Holdco, Inc., Initial Term Loan, 0.0%, 10/2/23                   496,250
             10,552           Kleopatra Holdings 2 SCA, Initial German Borrower
                              Dollar Term Loan, 4.25%, 4/28/20                                      10,670
             24,691           Kleopatra Holdings 2 SCA, Initial US Dollar Term Loan,
                              4.25%, 4/28/20                                                        24,969
                                                                                        ------------------
                                                                                        $          931,350
----------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.5%
            189,525           Blount International, Inc., Initial Term Loan,
                              7.25%, 4/12/23                                            $          192,013
            495,000           NN, Inc., Tranche B Term Loan, 5.0%, 10/19/22                        496,237
                                                                                        ------------------
                                                                                        $          688,250
----------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.4%
            280,735           AWAS Finance Luxembourg 2012 SA, Term Loan,
                              3.63%, 7/16/18                                            $          282,402

The accompanying notes are an integral part of these financial statements.

16 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- (continued)
            235,736           WESCO Distribution, Inc., Tranche B-1 Loan,
                              3.75%, 12/12/19                                           $          236,472
                                                                                        ------------------
                                                                                        $          518,874
                                                                                        ------------------
                              Total Capital Goods                                       $        5,693,329
----------------------------------------------------------------------------------------------------------
                              COMMERCIAL & PROFESSIONAL SERVICES -- 0.6%
                              Environmental & Facilities Services -- 0.5%
            500,000           Granite Acquisition, Inc., Second Lien Term B Loan,
                              8.25%, 12/19/22                                           $          473,959
            300,000           Safway Group Holding LLC, Initial Term Loan,
                              5.75%, 8/21/23                                                       301,250
                                                                                        ------------------
                                                                                        $          775,209
----------------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- 0.1%
            126,614           Protection One, Inc., First Lien Term B Loan,
                              4.75%, 7/1/21                                             $          127,699
                                                                                        ------------------
                              Total Commercial & Professional Services                  $          902,908
----------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.6%
                              Consumer Electronics -- 0.2%
            315,000           Redbox Automated Retail LLC, First Lien Term B Loan,
                              0.0%, 9/27/21                                             $          307,256
----------------------------------------------------------------------------------------------------------
                              Home Furnishings -- 0.1%
            150,000           Serta Simmons Holdings LLC, Second Lien Term Loan,
                              0.0%, 10/21/24                                            $          151,594
----------------------------------------------------------------------------------------------------------
                              Housewares & Specialties -- 0.2%
            250,000           GP Investments Acquisition Corp., Term Loan,
                              0.0%, 6/22/23                                             $          247,812
----------------------------------------------------------------------------------------------------------
                              Leisure Products -- 0.1%
            164,514           Bombardier Recreational Products, Inc., Term B Loan,
                              3.75%, 6/30/23                                            $          165,090
                                                                                        ------------------
                              Total Consumer Durables & Apparel                         $          871,752
----------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 2.1%
                              Casinos & Gaming -- 0.2%
            294,750           Scientific Games International, Inc., Initial Term B-2
                              Loan, 6.0%, 10/1/21                                       $          296,224
----------------------------------------------------------------------------------------------------------
                              Education Services -- 0.5%
            315,635           Cengage Learning Acquisitions, Inc., 2016 Refinancing
                              Term Loan, 5.25%, 6/7/23                                  $          309,980
            480,541           Laureate Education, Inc., Series 2021 Extended
                              Term Loan, 8.868%, 3/17/21                                           477,612
                                                                                        ------------------
                                                                                        $          787,592
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 17

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Leisure Facilities -- 0.3%
            378,010           Fitness International LLC, Term B Loan, 6.0%, 7/1/20      $          378,718
----------------------------------------------------------------------------------------------------------
                              Restaurants -- 0.6%
            246,513           Landry's, Inc. (fka Landry's Restaurants, Inc.), Term
                              Loan B, 4.0%, 10/4/23                                     $          248,310
            529,800           NPC International, Inc., Term Loan, 4.75%, 12/28/18                  531,787
                                                                                        ------------------
                                                                                        $          780,097
----------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 0.5%
            742,500           KC MergerSub, Inc., Term B-1 Loan, 5.25%, 8/12/22         $          745,284
                                                                                        ------------------
                              Total Consumer Services                                   $        2,987,915
----------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.3%
                              Consumer Finance -- 0.1%
            212,985           Trans Union LLC, Term B-2 Loan, 3.5%, 4/9/21              $          213,898
----------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.2%
            246,250           DBRS, Ltd., Initial Term Loan, 6.25%, 3/4/22              $          234,245
                                                                                        ------------------
                              Total Diversified Financials                              $          448,143
----------------------------------------------------------------------------------------------------------
                              ENERGY -- 2.4%
                              Integrated Oil & Gas -- 0.3%
            461,551           TerraForm AP Acquisition Holdings LLC, Term Loan,
                              8.5%, 6/27/22                                             $          459,243
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Drilling -- 0.5%
            744,680           Jonah Energy LLC, Initial Second Lien Term Loan,
                              7.5%, 5/12/21                                             $          711,169
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.2%
            538,684           FR Dixie Acquisition Corp., Term Loan, 5.75%, 12/18/20    $          247,795
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 1.4%
            250,000           California Resources Corp., Term Loan, 11.375%,
                              12/31/21                                                  $          268,021
            400,000           Chesapeake Energy Corp., Term Loan Class A, 8.5%,
                              8/23/21                                                              428,200
            587,913           EP Energy LLC (fka Everest Acquisition LLC), Term
                              Loan, 9.75%, 6/30/21                                                 602,611
            750,000           Gulf Finance LLC, Tranche B Term Loan, 6.25%, 8/25/23                735,937
                                                                                        ------------------
                                                                                        $        2,034,769
                                                                                        ------------------
                              Total Energy                                              $        3,452,976
----------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.7%
                              Packaged Foods & Meats -- 0.7%
            500,000           Amplify Snack Brands, Inc., Term Loan, 6.5%, 9/2/23       $          500,000
            472,542           Dole Food Co., Inc., Tranche B Term Loan,
                              4.56%, 11/1/18                                                       474,905
                                                                                        ------------------
                              Total Food, Beverage & Tobacco                            $          974,905
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 3.2%
                              Health Care Equipment -- 0.2%
            233,552           Kinetic Concepts, Inc., Dollar Term F Loan, 5.0%,
                              11/4/20                                                   $          235,279
----------------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 1.3%
            233,397           CHS/Community Health Systems, Inc., Incremental
                              2018 Term F Loan, 4.083%, 12/31/18                        $          228,688
            245,672           CHS/Community Health Systems, Inc., Incremental
                              2019 Term G Loan, 3.75%, 12/31/19                                    234,241
            452,027           CHS/Community Health Systems, Inc., Incremental
                              2021 Term H Loan, 4.0%, 1/27/21                                      429,595
            192,563           HCA, Inc., Tranche B-6 Term Loan, 3.784%, 3/17/23                    194,714
            314,518           Kindred Healthcare, Inc., Incremental Term Loan,
                              4.25%, 4/9/21                                                        315,171
            498,750           Prospect Medical Holdings, Inc., Term Loan,
                              7.0%, 6/30/22                                                        495,944
                                                                                        ------------------
                                                                                        $        1,898,353
----------------------------------------------------------------------------------------------------------
                              Health Care Services -- 1.2%
            333,351           Bioscrip, Inc., Initial Term B Loan, 6.5%, 7/31/20        $          328,490
            200,011           Bioscrip, Inc., Term Loan, 6.5%, 7/31/20                             197,094
            200,000           Genoa Healthcare Co., LLC, Initial Second Lien Term
                              Loan, 0.0%, 10/28/24                                                 200,000
            346,500           HC Group Holdings III, Inc., Initial First Lien Term
                              Loan, 6.0%, 4/7/22                                                   349,099
            250,000           Inventiv Group Holdings, Inc., Initial Term Loan,
                              0.0%, 11/9/23                                                        250,290
            199,875           National Mentor Holdings, Inc., Tranche B Term Loan,
                              4.25%, 1/31/21                                                       200,375
             99,746           NVA Holdings, Inc., First Lien Term Loan, 4.75%,
                              8/14/21                                                              100,037
            200,000           NVA Holdings, Inc., Second Lien Term Loan,
                              0.0%, 8/14/22                                                        200,000
                                                                                        ------------------
                                                                                        $        1,825,385
----------------------------------------------------------------------------------------------------------
                              Health Care Supplies -- 0.2%
            230,069           Alere, Inc., Term Loan B, 4.25%, 6/20/22                  $          229,446
----------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.3%
            234,636           IMS Health, Inc., Tranche B-1 Dollar Term Loan,
                              3.5%, 3/17/21                                             $          235,920
            375,258(d)        Medical Card System, Inc., Term Loan, 1.5%, 5/31/19                  243,918
                                                                                        ------------------
                                                                                        $          479,838
                                                                                        ------------------
                              Total Health Care Equipment & Services                    $        4,668,301
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 19

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                              Personal Products -- 0.3%
            100,000           Atrium Innovations, Inc., Second Lien Term Loan,
                              7.75%, 8/13/21                                            $           95,125
            127,547           NBTY, Inc., Dollar Term Loan B, 5.0%, 5/5/23                         128,042
            250,000           Revlon Consumer Products Corp., Initial Term Loan B,
                              4.25%, 9/7/23                                             $          250,899
                                                                                        ------------------
                              Total Household & Personal Products                       $          474,066
----------------------------------------------------------------------------------------------------------
                              INSURANCE -- 1.8%
                              Life & Health Insurance -- 0.3%
            496,392           Integro, Ltd., Initial Term Loan, 6.75%, 10/31/22         $          488,946
----------------------------------------------------------------------------------------------------------
                              Multi-Line Insurance -- 0.1%
            166,068           Alliant Holdings I LLC, Term Loan B, 4.753%, 8/12/22      $          166,396
----------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 1.4%
            593,765           Confie Seguros Holding II Co., Second Lien Term Loan,
                              10.25%, 5/8/19                                            $          582,818
            512,172           Confie Seguros Holding II Co., Term B Loan,
                              0.0%, 4/19/22                                                        507,691
            929,179           USI, Inc., Initial Term Loan, 4.25%, 12/27/19                        930,728
                                                                                        ------------------
                                                                                        $        2,021,237
                                                                                        ------------------
                              Total Insurance                                           $        2,676,579
----------------------------------------------------------------------------------------------------------
                              MATERIALS -- 3.8%
                              Construction Materials -- 0.3%
             96,098           Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                              Dollar Term B-3 Loan, 4.25%, 8/30/20                      $           96,698
            314,408           Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                              Initial Dollar Term B-1 Loan, 4.25%, 8/30/20                         316,373
             34,850           Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                              Initial Dollar Term B-2 Loan, 4.25%, 8/30/20                          35,067
                                                                                        ------------------
                                                                                        $          448,138
----------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 0.2%
            272,250           Univar USA, Inc., Initial Dollar Term Loan, 4.25%, 7/1/22 $          272,817
----------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.4%
            500,000           Global Brass and Copper, Inc., Initial Term Loan,
                              5.25%, 7/18/23                                            $          505,938
             75,256(e)(f)     PT Bakrie & Brothers Tbk, Facility Term Loan B, 8.15%,
                              11/25/14                                                              12,041
                                                                                        ------------------
                                                                                        $          517,979
----------------------------------------------------------------------------------------------------------
                              Forest Products -- 0.2%
            250,000           Expera Specialty Solutions LLC, Term Loan B,
                              0.0%, 10/31/23                                            $          250,625
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.9%
            525,232           Tank Holding Corp., Initial Term Loan, 5.25%, 3/16/22     $          516,476
            740,625           Tekni-Plex, Inc., USD Term Loan, 4.5%, 6/1/22                        740,347
                                                                                        ------------------
                                                                                        $        1,256,823
----------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.4%
            629,815           Caraustar Industries, Inc., Incremental Term Loan,
                              8.0%, 5/1/19                                              $          636,743
----------------------------------------------------------------------------------------------------------
                              Paper Products -- 0.5%
            287,111           Appvion, Inc., Term Commitment, 6.25%, 6/28/19            $          277,062
            228,147           Exopack Holdings SA, USD Term Loan, 4.5%, 5/8/19                     228,242
            270,101           Ranpak Corp., Second Lien Initial Term Loan,
                              8.25%, 10/3/22                                                       257,946
                                                                                        ------------------
                                                                                        $          763,250
----------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.6%
            495,000           Macdermid, Inc. (Platform Specialty Products Corp.)
                              Term Loan B3, 5.5%, 6/7/20                                $          499,847
            350,000           Omnova Solutions, Inc., Term B-2 Loan, 5.25%, 8/25/23                350,438
                                                                                        ------------------
                                                                                        $          850,285
----------------------------------------------------------------------------------------------------------
                              Steel -- 0.3%
            498,750           Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                              Term Loan, 6.0%, 6/14/21                                  $          504,361
                                                                                        ------------------
                              Total Materials                                           $        5,501,021
----------------------------------------------------------------------------------------------------------
                              MEDIA -- 2.6%
                              Advertising -- 0.8%
            936,053           Affinion Group, Inc., Tranche B Term Loan, 6.75%,
                              4/30/18                                                   $          912,261
            250,000           CB Poly Investments LLC, First Lien Closing Date
                              Term Loan, 6.25%, 8/16/23                                            252,500
                                                                                        ------------------
                                                                                        $        1,164,761
----------------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.9%
            255,000           Hubbard Radio LLC, Term Loan, 4.25%, 5/27/22              $          251,494
            298,500           Learfield Communications, Inc., First Lien 2014
                              Replacement Term Loan, 4.25%, 10/9/20                                298,967
            294,000           MediArena Acquisition BV (fka AP NMT Acquisition BV),
                              First Lien Dollar Term B Loan, 6.75%, 8/13/21                        266,621
            454,954           Univision Communications, Inc., Replacement First
                              Lien Term Loan, 4.0%, 3/1/20                                         456,186
                                                                                        ------------------
                                                                                        $        1,273,268
----------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.0%+
             10,622           Cinedigm Digital Funding I LLC, Term Loan, 3.75%,
                              2/28/18                                                   $           10,596
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 21

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Publishing -- 0.9%
            320,938           Houghton Mifflin Holdings, Inc., Term Loan, 4.0%,
                              5/28/21                                                   $          317,995
             68,439           Lee Enterprises, Inc., First Lien Term Loan, 7.25%,
                              3/31/19                                                               68,651
            922,688           McGraw-Hill Global Education Holdings LLC, First Lien
                              Term B Loan, 5.0%, 5/4/22                                            925,456
                                                                                        ------------------
                                                                                        $        1,312,102
                                                                                        ------------------
                              Total Media                                               $        3,760,727
----------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                              SCIENCES -- 1.6%
                              Biotechnology -- 0.3%
            393,889           Lantheus Medical Imaging, Inc., Term Loan, 7.0%,
                              6/30/22                                                   $          387,653
----------------------------------------------------------------------------------------------------------
                              Life Sciences Tools & Services -- 1.0%
            990,000           Albany Molecular Research, Inc., Term Loan B,
                              5.75%, 7/16/21                                            $          994,950
            423,428            Catalent Pharma Solutions, Inc., Dollar Term Loan,
                              4.25%, 5/20/21                                                       426,163
                                                                                        ------------------
                                                                                        $        1,421,113
----------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.3%
            545,875           Concordia Healthcare Corp., Initial Dollar Term Loan,
                              5.25%, 10/21/21                                           $          492,539
                                                                                        ------------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences      $        2,301,305
----------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 0.8%
                              Retail REITs -- 0.5%
            273,910           DTZ US Borrower LLC, First Lien Initial Term Loan,
                              4.25%, 11/4/21                                            $          273,910
            500,000           DTZ US Borrower LLC, Second Lien Initial Term Loan,
                              9.25%, 11/4/22                                                       502,084
                                                                                        ------------------
                                                                                        $          775,994
----------------------------------------------------------------------------------------------------------
                              Specialized REIT -- 0.3%
            496,231           Communications Sales & Leasing, Inc. (CSL Capital,
                              LLC), Term Loan, 8.25%, 10/24/22                          $          498,030
                                                                                        ------------------
                              Total Real Estate                                         $        1,274,024
----------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.7%
                              Automotive Retail -- 0.4%
            535,253           CWGS Group LLC, Term Loan, 5.75%, 2/20/20                 $          537,594
----------------------------------------------------------------------------------------------------------
                              Computer & Electronics Retail -- 0.1%
             46,241(g)        Targus Group International, Inc., Tranche A-2 Term
                              Loan, 15.0% (15.0% PIK 0.0% cash), 12/31/19               $           45,778

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Computer & Electronics Retail -- (continued)
            138,721(g)        Targus Group International, Inc., Tranche B Term
                              Loan, 15.0% (15.0% PIK 0.0% cash), 12/31/19               $          109,589
                                                                                        ------------------
                                                                                        $          155,367
----------------------------------------------------------------------------------------------------------
                              Specialty Stores -- 0.2%
            101,010           Dollar Tree, Inc., Term B-3 Loan, 3.0%, 7/6/22            $          102,146
            156,107           PetSmart, Inc., Tranche B-2 Loan, 4.0%, 3/11/22                      156,595
                                                                                        ------------------
                                                                                        $          258,741
                                                                                        ------------------
                              Total Retailing                                           $          951,702
----------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.4%
                              Semiconductors -- 0.4%
            498,724           M/A-COM Technology Solutions Holdings, Inc.,
                              Initial Term Loan, 4.628%, 5/7/21                         $          504,335
                                                                                        ------------------
                              Total Semiconductors & Semiconductor Equipment            $          504,335
----------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 1.6%
                              Application Software -- 0.5%
            500,000           STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                              6.25%, 6/30/22                                            $          493,438
            250,000           VF Holding Corp., First Lien Initial Term Loan,
                              4.75%, 6/30/23                                                       251,270
                                                                                        ------------------
                                                                                        $          744,708
----------------------------------------------------------------------------------------------------------
                              Internet Software & Services -- 0.2%
            250,000           Avast Software BV, Initial Dollar Term Loan, 0.0%,
                              9/30/22                                                   $          252,438
----------------------------------------------------------------------------------------------------------
                              IT Consulting & Other Services -- 0.9%
            244,375           Evergreen Skills Lux S.a.r.l., First Lien Initial Term
                              Loan, 5.837%, 4/28/21                                     $          217,952
            300,000           Rocket Software, Inc., Second Lien Term Loan,
                              10.5%, 10/14/24                                                      301,500
            618,750           Sitel Worldwide Corp., First Lien Term B-1 Loan,
                              6.5%, 9/18/21                                                        617,010
            221,250           TaxACT, Inc. (H.D. Vest, Inc.), Initial Term Loan,
                              7.0%, 1/3/23                                                         224,016
                                                                                        ------------------
                                                                                        $        1,360,478
                                                                                        ------------------
                              Total Software & Services                                 $        2,357,624
----------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                              Communications Equipment -- 0.0%+
             64,644           CommScope, Inc., Tranche 4 Term Loan,
                              3.538%, 1/14/18                                           $           64,744
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 23

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Electronic Components -- 0.3%
            453,100           Mirion Technologies (Finance) LLC (Mirion Technologies,
                              Inc.), First Lien Initial Term Loan, 5.75%, 3/31/22       $          455,649
                                                                                        ------------------
                              Total Technology Hardware & Equipment                     $          520,393
----------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 0.5%
                              Integrated Telecommunication Services -- 0.5%
            492,500           GCI Holdings, Inc., New Term B Loan, 4.0%, 2/2/22         $          493,731
            197,827           Securus Technologies Holdings, Inc., Term Loan B2,
                              5.25%, 4/30/20                                                       195,355
                                                                                        ------------------
                              Total Telecommunication Services                          $          689,086
----------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.9%
                              Marine -- 0.6%
            606,576           Commercial Barge Line Co., Initial Term Loan,
                              9.75%, 11/12/20                                           $          589,895
            224,289           Navios Maritime Partners LP, Term Loan, 5.25%,
                              6/27/18                                                              205,925
                                                                                        ------------------
                                                                                        $          795,820
----------------------------------------------------------------------------------------------------------
                              Trucking -- 0.3%
            492,405           YRC Worldwide, Inc., Initial Term Loan, 8.0%, 2/13/19     $          468,400
                                                                                        ------------------
                              Total Transportation                                      $        1,264,220
----------------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.9%
                              Electric Utilities -- 0.5%
            386,877           APLH Holdings Limited Partnership, Term Loan,
                               6.0%, 4/13/23                                            $          393,647
            325,000           Talen Energy Supply LLC, Term Loan B, 0.0%, 10/18/23                 326,016
                                                                                        ------------------
                                                                                        $          719,663
----------------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy Traders -- 0.4%
            500,000           Dynegy Finance IV, Inc., Term Loan, 5.0%, 6/27/23         $          503,368
                                                                                        ------------------
                              Total Utilities                                           $        1,223,031
----------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR SECURED FLOATING RATE
                              LOAN INTERESTS
                              (Cost $46,800,276)                                        $       46,681,541
----------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS & NOTES -- 88.3% of
                              Net Assets
                              AUTOMOBILES & COMPONENTS -- 0.7%
                              Auto Parts & Equipment -- 0.7%
EUR         165,000(g)        IHO Verwaltungs GmbH, 3.25% (4.0% PIK 0.0% cash),
                              9/15/23 (144A)                                            $          183,675
EUR         395,000(g)        IHO Verwaltungs GmbH, 3.75% (4.5% PIK 0.0% cash),
                              9/15/26 (144A)                                                       427,778

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Auto Parts & Equipment -- (continued)
            454,000           International Automotive Components Group SA,
                              9.125%, 6/1/18 (144A)                                     $          430,165
                                                                                        ------------------
                              Total Automobiles & Components                            $        1,041,618
----------------------------------------------------------------------------------------------------------
                              BANKS -- 5.5%
                              Diversified Banks -- 5.5%
            200,000           Access Bank Plc, 10.5%, 10/19/21 (144A)                   $          202,500
            300,000(b)        Banco de Galicia y Buenos Aires, 8.25%,
                              7/19/26 (144A)                                                       323,250
            525,000           Banco de Galicia y Buenos Aires, 8.75%,
                              5/4/18 (144A)                                                        536,812
            400,000(b)        Banco Macro SA, 9.75%, 12/18/36                                      402,000
            200,000(b)(h)     Banco Santander SA, 6.375%                                           185,062
            325,000(b)(h)     Bank of America Corp., 6.25%                                         340,438
            680,000           Banque Ouest Africaine de Developpement, 5.5%,
                              5/6/21 (144A)                                                        720,392
            950,000(b)(h)     BNP Paribas SA, 7.625% (144A)                                        992,750
          1,000,000(b)(h)     Credit Agricole SA, 7.875% (144A)                                  1,013,280
IDR   2,730,000,000           European Investment Bank, 7.2%, 7/9/19 (144A)                        210,451
            350,000(b)(h)     ING Groep NV, 6.5%                                                   345,625
            200,000(b)(h)     Royal Bank of Scotland Group Plc, 7.5%                               183,500
            500,000(b)(h)     Royal Bank of Scotland Group Plc, 8.0%                               475,000
            200,000(b)(h)     Royal Bank of Scotland Group Plc, 8.625%                             199,000
            200,000           Sberbank of Russia Via SB Capital SA, 5.25%,
                              5/23/23 (144A)                                                       196,000
            460,000(b)(h)     Societe Generale SA, 7.375% (144A)                                   456,090
            245,000           Trade & Development Bank of Mongolia LLC,
                              9.375%, 5/19/20 (144A)                                               242,902
            750,000           UBS AG / Stamford CT, 7.625%, 8/17/22                                869,063
                                                                                        ------------------
                              Total Banks                                               $        7,894,115
----------------------------------------------------------------------------------------------------------

                              CAPITAL GOODS -- 2.7%
                              Aerospace & Defense -- 0.6%
            400,000           ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                  $          406,000
            610,932(g)        DynCorp International, Inc., 11.875% (1.5% PIK
                              10.375% cash), 11/30/20                                              499,437
                                                                                        ------------------
                                                                                        $          905,437
----------------------------------------------------------------------------------------------------------
                              Agricultural & Farm Machinery -- 0.3%
            475,000           Titan International, Inc., 6.875%, 10/1/20                $          456,000
----------------------------------------------------------------------------------------------------------
                              Building Products -- 0.2%
            300,000           USG Corp., 7.875%, 3/30/20 (144A)                         $          312,375
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 25

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------

                              Construction Machinery & Heavy Trucks -- 0.3%
            360,000           Meritor, Inc., 6.75%, 6/15/21                             $          366,300
----------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.3%
            455,000           JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)            $          477,978
----------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.7%
            560,000           Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                  $          511,000
            450,000           Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)                         470,250
                                                                                        ------------------
                                                                                        $          981,250
----------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.3%
            150,000           H&E Equipment Services, Inc., 7.0%, 9/1/22                $          157,800
            252,000           TRAC Intermodal LLC / TRAC Intermodal Corp.,
                              11.0%, 8/15/19                                                       266,490
                                                                                        ------------------
                                                                                        $          424,290
                                                                                        ------------------
                              Total Capital Goods                                       $        3,923,630
----------------------------------------------------------------------------------------------------------
                              COMMERCIAL & PROFESSIONAL SERVICES -- 1.2%
                              Commercial Printing -- 0.2%
            340,000           Cenveo Corp., 6.0%, 8/1/19 (144A)                         $          299,200
----------------------------------------------------------------------------------------------------------
                              Diversified Support Services -- 1.0%
            280,000           Broadspectrum, Ltd., 8.375%, 5/15/20 (144A)               $          297,850
            950,000           NANA Development Corp., 9.5%, 3/15/19 (144A)                         850,250
            260,000           TMS International Corp., 7.625%, 10/15/21 (144A)                     214,500
                                                                                       -------------------
                                                                                        $        1,362,600
                                                                                        ------------------
                              Total Commercial & Professional Services                  $        1,661,800
----------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.8%
                              Homebuilding -- 0.8%
            135,000           Beazer Homes USA, Inc., 8.75%, 3/15/22 (144A)             $          143,437
            350,000           Brookfield Residential Properties, Inc., 6.375%,
                              5/15/25 (144A)                                                       349,125
            250,000           KB Home, 7.0%, 12/15/21                                              268,125
            340,000           KB Home, 7.625%, 5/15/23                                             362,100
                                                                                        ------------------
                              Total Consumer Durables & Apparel                         $        1,122,787
----------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 3.7%
                              Casinos & Gaming -- 1.6%
EUR         750,000           Intralot Capital Luxembourg SA, 6.75%,
                              9/15/21 (144A)                                            $          830,674
            854,947(e)(g)     Mashantucket Western Pequot Tribe, 6.5% (5.5%
                              PIK 1.0% cash), 7/1/36                                                 4,275
            365,000           MGM Resorts International, 6.0%, 3/15/23                             395,113
            100,000           Scientific Games International, Inc., 6.25%, 9/1/20                   83,875
          1,050,000           Scientific Games International, Inc., 10.0%, 12/1/22                 971,250
                                                                                        ------------------
                                                                                        $        2,285,187
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Hotels, Resorts & Cruise Lines -- 0.5%
            245,000           Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)               $          224,175
            425,000           Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                          429,250
                                                                                        ------------------
                                                                                        $          653,425
----------------------------------------------------------------------------------------------------------
                              Restaurants -- 0.3%
            495,000           Landry's, Inc., 6.75%, 10/15/24 (144A)                    $          504,900
----------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 1.3%
          1,153,000           Constellis Holdings LLC / Constellis Finance Corp.,
                              9.75%, 5/15/20 (144A)                                     $        1,170,295
            160,000           Monitronics International, Inc., 9.125%, 4/1/20                      151,600
            290,000           Prime Security Services Borrower LLC / Prime Finance,
                              Inc., 9.25%, 5/15/23 (144A)                                          308,125
            315,000           StoneMor Partners LP / Cornerstone Family Services
                              of WV, 7.875%, 6/1/21                                                307,912
                                                                                        ------------------
                                                                                        $        1,937,932
                                                                                        ------------------
                              Total Consumer Services                                   $        5,381,444
----------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 2.0%
                              Consumer Finance -- 1.3%
            600,000           Credito Real SAB de CV SOFOM ER, 7.25%,
                              7/20/23 (144A)                                            $          620,520
            445,000           Jefferies Finance LLC / JFIN Co-Issuer Corp.,
                              7.375%, 4/1/20 (144A)                                                441,662
            345,000           Navient Corp., 6.625%, 7/26/21                                       347,588
            203,374           Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                             203,984
            440,000           TMX Finance LLC / TitleMax Finance Corp., 8.5%,
                              9/15/18 (144A)                                                       330,000
                                                                                        ------------------
                                                                                        $        1,943,754
----------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.2%
            240,000(b)(h)     Goldman Sachs Capital II, 4.0%                            $          197,400
----------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.5%
            175,000           Nationstar Mortgage LLC / Nationstar Capital Corp.,
                              6.5%, 7/1/21                                              $          173,688
            580,000           Nationstar Mortgage LLC / Nationstar Capital Corp.,
                              6.5%, 6/1/22                                                         564,050
                                                                                        ------------------
                                                                                        $          737,738
                                                                                        ------------------
                              Total Diversified Financials                              $        2,878,892
----------------------------------------------------------------------------------------------------------
                              ENERGY -- 10.2%
                              Integrated Oil & Gas -- 0.5%
            410,000           Petrobras Global Finance BV, 6.25%, 3/17/24               $          405,285
MXN         540,000           Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                            26,127
            325,000           YPF SA, 8.875%, 12/19/18 (144A)                                      354,559
                                                                                        ------------------
                                                                                        $          785,971
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 27

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Drilling -- 0.5%
            160,000           Drill Rigs Holdings, Inc., 6.5%, 10/1/17 (144A)           $           53,600
            442,000           Rowan Cos., Inc., 5.4%, 12/1/42                                      298,350
             62,000           Rowan Cos., Inc., 5.85%, 1/15/44                                      43,710
            320,000           Shelf Drill Holdings, Ltd., 8.625%, 11/1/18 (144A)                   256,000
                                                                                        ------------------
                                                                                        $          651,660
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.8%
            540,000           Archrock Partners LP / Archrock Partners Finance
                              Corp., 6.0%, 10/1/22                                      $          508,950
            425,000           McDermott International, Inc., 8.0%, 5/1/21 (144A)                   412,250
            310,000           Weatherford International, Ltd., 5.95%, 4/15/42                      234,050
                                                                                        ------------------
                                                                                        $        1,155,250
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 4.1%
            200,000           California Resources Corp., 8.0%, 12/15/22 (144A)         $          135,000
            250,000           Extraction Oil & Gas Holdings LLC / Extraction
                              Finance Corp., 7.875%, 7/15/21 (144A)                                264,375
            360,000           GeoPark Latin America, Ltd., Agencia en Chile,
                              7.5%, 2/11/20 (144A)                                                 334,458
            410,000           Great Western Petroleum LLC / Great Western Finance,
                              Inc., 9.0%, 9/30/21 (144A)                                           426,400
            740,000           Gulfport Energy Corp., 6.0%, 10/15/24 (144A)                         753,875
            402,000           Halcon Resources Corp., 12.0%, 2/15/22 (144A)                        430,140
            600,000(e)        Midstates Petroleum Co., Inc., 9.25%, 6/1/21                           6,000
            450,000           Novatek OAO via Novatek Finance, Ltd., 4.422%,
                              12/13/22 (144A)                                                      444,375
            470,000           PDC Energy, Inc., 7.75%, 10/15/22                                    499,375
            506,000(g)        PetroQuest Energy, Inc., 10.0% (9.0% PIK 1.0%
                              cash), 2/15/21 (144A)                                                341,550
            240,000(e)        Quicksilver Resources, Inc., 7.125%, 11/30/16                             24
            375,000           Rice Energy, Inc., 6.25%, 5/1/22                                     381,562
            870,000           Sanchez Energy Corp., 7.75%, 6/15/21                                 809,100
            150,000           Whiting Petroleum Corp., 5.0%, 3/15/19                               142,500
            480,000           Whiting Petroleum Corp., 5.75%, 3/15/21                              445,200
            300,000           WPX Energy, Inc., 7.5%, 8/1/20                                       316,125
            150,000           WPX Energy, Inc., 8.25%, 8/1/23                                      162,000
                                                                                        ------------------
                                                                                        $        5,892,059
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 0.4%
            669,000           Calumet Specialty Products Partners LP / Calumet
                              Finance Corp., 6.5%, 4/15/21                              $          531,855
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 3.9%
            220,000           Blue Racer Midstream LLC / Blue Racer Finance
                              Corp., 6.125%, 11/15/22 (144A)                            $          215,050

The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- (continued)
            200,000           Cheniere Corpus Christi Holdings LLC, 7.0%,
                              6/30/24 (144A)                                            $          212,000
            230,000           DCP Midstream Operating LP, 5.6%, 4/1/44                             215,625
            450,000(a)        Energy Transfer Partners LP, 3.903%, 11/1/66                         313,875
            118,000           EnLink Midstream Partners LP, 5.05%, 4/1/45                          105,175
            344,000           EnLink Midstream Partners LP, 5.6%, 4/1/44                           328,857
            950,000           Genesis Energy LP / Genesis Energy Finance Corp.,
                              6.75%, 8/1/22                                                        976,125
            480,000           Global Partners LP / GLP Finance Corp., 7.0%, 6/15/23                458,400
            170,000           PBF Logistics LP / PBF Logistics Finance Corp.,
                              6.875%, 5/15/23                                                      164,900
            925,000           Sunoco LP / Sunoco Finance Corp., 6.375%,
                              4/1/23 (144A)                                                        945,813
            520,000           Western Refining Logistics LP / WNRL Finance Corp.,
                              7.5%, 2/15/23                                                        543,400
          1,175,000           Williams Cos., Inc., 5.75%, 6/24/44                                1,200,703
                                                                                        ------------------
                                                                                        $        5,679,923
                                                                                        ------------------
                              Total Energy                                              $       14,696,718
----------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.3%
                              Food Retail -- 0.3%
            200,000           C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)         $          194,000
            260,000           Tops Holding LLC / Tops Markets II Corp., 8.0%,
                              6/15/22 (144A)                                                       228,800
                                                                                        ------------------
                              Total Food & Staples Retailing                            $          422,800
----------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 8.1%
                              Agricultural Products -- 0.7%
            900,000           Pinnacle Operating Corp., 9.0%, 11/15/20 (144A)           $          558,000
            345,000           Southern States Cooperative, Inc., 10.0%,
                              8/15/21 (144A)                                                       290,231
            225,000(e)        Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                            92,250
                                                                                        ------------------
                                                                                        $          940,481
----------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 6.4%
            225,000           Agrokor DD, 8.875%, 2/1/20 (144A)                         $          232,875
EUR         200,000           Agrokor DD, 9.875%, 5/1/19 (144A)                                    226,448
            500,000(e)        CFG Investment SAC, 9.75%, 7/30/19 (144A)                            285,000
            900,000           JBS Investments GmbH, 7.25%, 4/3/24 (144A)                           909,000
            515,000           Marfrig Holding Europe BV, 6.875%, 6/24/19 (144A)                    531,737
            975,000           Marfrig Holding Europe BV, 8.0%, 6/8/23 (144A)                     1,006,688
            800,000           Marfrig Holding Europe BV, 8.375%, 5/9/18 (144A)                     832,000
            700,000           Marfrig Holding Europe BV, 11.25%, 9/20/21 (144A)                    698,250

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 29

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- (continued)
            700,000           MHP SA, 8.25%, 4/2/20 (144A)                              $          685,286
            580,000           Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                          568,052
          1,600,000           Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                       1,682,000
            200,000           Minerva Luxembourg SA, 12.25%, 2/10/22 (144A)                        216,000
            600,000           Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)                         471,000
            640,000           Post Holdings, Inc., 6.75%, 12/1/21 (144A)                           684,800
            200,000           Post Holdings, Inc., 7.75%, 3/15/24 (144A)                           221,040
                                                                                        ------------------
                                                                                        $        9,250,176
----------------------------------------------------------------------------------------------------------
                              Soft Drinks -- 0.2%
            355,000           Cott Beverages, Inc., 5.375%, 7/1/22                      $          360,325
----------------------------------------------------------------------------------------------------------
                              Tobacco -- 0.8%
            160,000           Alliance One International, Inc., 8.5%, 4/15/21 (144A)    $          160,000
          1,250,000           Alliance One International, Inc., 9.875%, 7/15/21                  1,043,750
                                                                                        ------------------
                                                                                        $        1,203,750
                                                                                        ------------------
                              Total Food, Beverage & Tobacco                            $       11,754,732
----------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 1.9%
                              Health Care Facilities -- 1.4%
            700,000           Kindred Healthcare, Inc., 6.375%, 4/15/22                 $          647,941
            445,000           RegionalCare Hospital Partners Holdings, Inc.,
                              8.25%, 5/1/23 (144A)                                                 451,119
            630,000           Universal Hospital Services, Inc., 7.625%, 8/15/20                   604,800
            285,000           Vizient, Inc., 10.375%, 3/1/24 (144A)                                317,775
                                                                                        ------------------
                                                                                        $        2,021,635
----------------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.3%
            425,000           BioScrip, Inc., 8.875%, 2/15/21                           $          393,125
----------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.2%
            275,000           Change Healthcare Holdings, Inc., 11.0%, 12/31/19         $          288,750
                                                                                        ------------------
                              Total Health Care Equipment & Services                    $        2,703,510
----------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                              Household Products -- 0.3%
            460,000           Springs Industries, Inc., 6.25%, 6/1/21                   $          478,400
                                                                                        ------------------
                              Total Household & Personal Products                       $          478,400
----------------------------------------------------------------------------------------------------------
                              INSURANCE -- 27.3%
                              Insurance Brokers -- 0.0%+
GBP          10,489(a)        Towergate Finance Plc, 8.5%, 3/2/20 (144A)                $           13,122
----------------------------------------------------------------------------------------------------------
                              Life & Health Insurance -- 0.0%+
GBP          59,442           TIG FINCO Plc, 8.75%, 4/2/20 (144A)                       $           66,032
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 3.9%
          6,000,000(c)(d)     Fixed Income Trust Series 2013-A, 0.0%,
                              10/15/97 (144A)                                           $        5,569,878
             80,000(b)(h)     Sirius International Group, Ltd., 7.506% (144A)                       80,500
                                                                                        ------------------
                                                                                        $        5,650,378
----------------------------------------------------------------------------------------------------------
                              Reinsurance -- 23.4%
            500,000(a)        Akibare Re, Ltd., 3.578%, 4/7/20 (144A) (Cat Bond)        $          510,200
            500,000(a)        Aozora Re, Ltd., 3.278%, 4/7/20 (144A) (Cat Bond)                    505,800
          1,600,000(i)(j)     Artex Segregated Account (Artex Sac, Ltd.), Variable
                              Rate Notes, 6/15/17                                                1,561,120
            750,000(a)        Bosphorus Re., Ltd., 4.036%, 8/17/18 (144A)                          759,450
            800,000(i)(j)     Carnoustie Segregated Account (Artex SAC, Ltd.),
                              Variable Rate Notes, 2/28/17                                          16,320
          1,000,000(i)(j)     Carnoustie Segregated Account (Artex SAC, Ltd.),
                              Variable Rate Notes, 11/30/20                                      1,088,400
            750,000(a)        Citrus Re, Ltd., 7.804%, 2/25/19 (144A) (Cat Bond)                   785,700
          1,000,000(i)(j)     Denning 2016 Segregated Account (Artex SAC, Ltd.),
                              Variable Rate Notes, 7/7/17                                          987,600
EUR       1,000,000(i)(j)     Dundonald Segregated Account (Artex SAC, Ltd.),
                              Variable Rate Notes, 1/17/17                                       1,062,057
          1,750,000(a)        East Lane Re VI, Ltd., 2.954%, 3/14/18 (144A)
                              (Cat Bond)                                                         1,769,775
            250,000(a)        Galileo Re, Ltd., 9.304%, 1/8/19 (144A) (Cat Bond)                   259,150
            250,000(a)        Galileo Re, Ltd., 13.804%, 1/8/19 (144A) (Cat Bond)                  261,475
            900,000(a)        Gator Re, Ltd., 6.574%, 1/9/17 (144A) (Cat Bond)                     902,790
          2,400,000(i)(j)     Gleneagles Segregated Account (Artex SAC, Ltd.),
                              Variable Rate Notes, 11/30/20                                      2,747,760
          2,500,000(i)(j)     Gullane Segregated Account (Artex SAC, Ltd.), Variable
                              Rate Notes, 11/30/20                                               2,712,750
          1,000,000(i)(j)     Lahinch Segregated Account (Artex SAC, Ltd.), Variable
                              Rate Notes, 5/10/21                                                  986,600
          1,450,000(i)(j)     Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes,
                              3/31/18                                                              101,500
          1,000,000(a)        Merna Reinsurance V, Ltd., 2.304%, 4/7/17 (144A)
                              (Cat Bond)                                                           999,700
            700,000(i)(j)     Nairn 2016 Segregated Account (Artex SAC, Ltd.),
                              Variable Rate Notes, 8/29/17                                         670,180
            500,000(a)        Nakama Re, Ltd., 3.068%, 10/13/21 (144A) (Cat
                              Bond)                                                                500,250
          3,000,000(i)(j)     Pangaea Re Segregated Account (Artex SAC, Ltd.),
                              Series 2015-1, Variable Rate Notes, 2/1/19                           117,600
          2,000,000(i)(j)     Pangaea Re Segregated Account (Artex SAC, Ltd.),
                              Series 2016-1, Variable Rate Notes, 2/1/20                         2,224,000
          2,500,000(i)(j)     Pangaea Re Segregated Account (Artex SAC, Ltd.),
                              Variable Rate Notes, 12/20/16                                      2,494,000

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 31

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
          2,004,948(i)(j)     PI-6 Segregated Account (Artex SAC, Ltd.), Series C,
                              Variable Rate Notes, 2/28/17                              $           15,238
            500,000(a)        Queen Street IX Re, Ltd., 5.804%, 6/8/17 (144A)
                              (Cat Bond)                                                           501,050
          2,000,000(a)        Queen Street X Re, Ltd., 6.054%, 6/8/18 (144A)
                              (Cat Bond)                                                         2,017,800
          1,000,000(i)(j)     Resilience Re, Ltd., Variable Rate Notes, 6/2/17
                              (Cat Bond)                                                           991,300
          1,250,000(i)(j)     Shenandoah, Re Ltd., Variable Rate Notes, 7/7/17                   1,200,875
          1,000,000(i)(j)     Silverton Re, Ltd. (Aon Benfield Securities, Inc.),
                              Variable Rate Notes, 9/18/17 (144A)                                   24,700
          1,000,000(i)(j)     Silverton Re, Ltd. (Aon Benfield Securities, Inc.),
                              Variable Rate Notes, 9/17/18 (144A)                                1,065,100
          1,000,000(i)(j)     St. Andrews Segregated Account (Artex SAC, Ltd.),
                              Variable Rate Notes, 2/28/17                                          19,700
          1,000,000(i)(j)     St. Andrews Segregated Account (Artex SAC, Ltd.),
                              Variable Rate Notes, 2/1/18                                        1,076,900
JPY     150,799,195(i)(j)     Tralee Segregated Account (Artex SAC, Ltd.), Variable
                              Rate Notes, 7/20/17                                                1,432,520
            500,000(a)        Vitality Re VI, Ltd., 2.404%, 1/8/18 (144A)
                              (Cat Bond)                                                           499,400
          1,000,000(a)        Vitality Re VII, Ltd., 2.954%, 1/7/20 (144A)
                              (Cat Bond)                                                         1,014,700
                                                                                        ------------------
                                                                                        $       33,883,460
                                                                                        ------------------
                              Total Insurance                                           $       39,612,992
----------------------------------------------------------------------------------------------------------
                              MATERIALS -- 7.1%
                              Commodity Chemicals -- 0.8%
            300,000           Basell Finance Co., BV, 8.1%, 3/15/27 (144A)              $          400,060
            175,000           Hexion US Finance Corp., 6.625%, 4/15/20                             153,125
            545,000           Rain CII Carbon LLC / CII Carbon Corp., 8.0%,
                              12/1/18 (144A)                                                       538,188
                                                                                        ------------------
                                                                                        $        1,091,373
----------------------------------------------------------------------------------------------------------

                              Construction Materials -- 0.2%
            215,000           Cemex SAB de CV, 7.75%, 4/16/26 (144A)                    $          240,929
----------------------------------------------------------------------------------------------------------

                              Copper -- 0.3%
            465,000           Freeport-McMoRan, Inc., 3.55%, 3/1/22                     $          426,637
----------------------------------------------------------------------------------------------------------

                              Diversified Chemicals -- 0.5%
             55,000           Blue Cube Spinco, Inc., 9.75%, 10/15/23                   $           64,625
             55,000           Blue Cube Spinco, Inc., 10.0%, 10/15/25                               66,000
            200,000           CVR Partners LP / CVR Nitrogen Finance Corp.,
                              9.25%, 6/15/23 (144A)                                                196,120

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- (continued)
            500,000           Evolution Escrow Issuer LLC, 7.5%, 3/15/22 (144A)         $          447,500
                                                                                        ------------------
                                                                                        $          774,245
----------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 1.2%
            109,000           Boart Longyear Management Pty, Ltd., 10.0%,
                              10/1/18 (144A)                                            $           77,935
            300,000           FMG Resources August 2006 Pty, Ltd., 9.75%,
                              3/1/22 (144A)                                                        348,000
            449,080(d)(e)     Mirabela Nickel, Ltd., 9.5%, 6/24/19                                  38,172
            180,000           Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                 169,200
             70,000           Teck Resources, Ltd., 8.0%, 6/1/21 (144A)                             76,475
             70,000           Teck Resources, Ltd., 8.5%, 6/1/24 (144A)                             81,025
            160,000           Vale Overseas, Ltd., 6.25%, 8/10/26                                  171,600
            750,000           Vedanta Resources Plc, 9.5%, 7/18/18 (144A)                          795,035
                                                                                        ------------------
                                                                                        $        1,757,442
----------------------------------------------------------------------------------------------------------
                              Forest Products -- 0.2%
            390,000           Eldorado International Finance GmbH, 8.625%,
                              6/16/21 (144A)                                            $          317,850
----------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.8%
            100,000(g)        ARD Finance SA, 7.125% (7.875% PIK 0.0% cash),
                              9/15/23 (144A)                                            $           99,000
            320,000           Ardagh Packaging Finance Plc / Ardagh Holdings
                              USA, Inc., 7.25%, 5/15/24 (144A)                                     337,600
EUR         150,000           Horizon Holdings I SASU, 7.25%, 8/1/23 (144A)                        173,537
            475,000           Reynolds Group Issuer, Inc., 9.875%, 8/15/19                         486,875
                                                                                        ------------------
                                                                                        $        1,097,012
----------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 1.1%
EUR       1,365,000           SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)         $        1,581,057
----------------------------------------------------------------------------------------------------------
                              Paper Products -- 1.1%
            675,000           Appvion, Inc., 9.0%, 6/1/20 (144A)                        $          418,500
            500,000           Mercer International, Inc., 7.0%, 12/1/19                            518,125
            840,000           Resolute Forest Products, Inc., 5.875%, 5/15/23                      711,900
                                                                                        ------------------
                                                                                        $        1,648,525
----------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.4%
            410,000           A Schulman, Inc., 6.875%, 6/1/23 (144A)                   $          417,175
            160,000           Tronox Finance LLC, 6.375%, 8/15/20                                  143,600
                                                                                        ------------------
                                                                                        $          560,775
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 33

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Steel -- 0.5%
            250,000           Evraz Group SA, 9.5%, 4/24/18 (144A)                      $          269,375
            499,000           Optima Specialty Steel, Inc., 12.5%, 12/15/16 (144A)                 456,585
                                                                                        ------------------
                                                                                        $          725,960
                                                                                        ------------------
                              Total Materials                                           $       10,221,805
----------------------------------------------------------------------------------------------------------
                              MEDIA -- 1.6%
                              Advertising -- 0.1%
            130,000           MDC Partners, Inc., 6.5%, 5/1/24 (144A)                   $          110,825
----------------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.3%
            315,000           CSC Holdings LLC, 5.5%, 4/15/27 (144A)                    $          319,528
            200,000           Intelsat Luxembourg SA, 7.75%, 6/1/21                                 65,000
                                                                                        ------------------
                                                                                        $          384,528
----------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 0.2%
            220,000           DISH DBS Corp., 7.75%, 7/1/26 (144A)                      $          241,589
----------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.4%
            600,000           Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                $          442,500
            225,000           Regal Entertainment Group, 5.75%, 2/1/25                             226,688
                                                                                        ------------------
                                                                                        $          669,188
----------------------------------------------------------------------------------------------------------
                              Publishing -- 0.6%
            855,000           Gannett Co., Inc., 6.375%, 10/15/23                       $          904,163
                                                                                        ------------------
                              Total Media                                               $        2,310,293
----------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 1.4%
                              Biotechnology -- 0.2%
            300,000           ConvaTec Healthcare E SA, 10.5%, 12/15/18 (144A)          $          303,375
----------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 1.2%
            208,000           DPx Holdings BV, 7.5%, 2/1/22 (144A)                      $          218,920
            650,000           Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc.,
                              6.0%, 7/15/23 (144A)                                                 565,500
            240,000           Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc.,
                              6.5%, 2/1/25 (144A)                                                  202,200
             70,000           Horizon Pharma, Inc. / Horizon Pharma USA, Inc.,
                              8.75%, 11/1/24 (144A)                                                 71,050
EUR         450,000           VRX Escrow Corp., 4.5%, 5/15/23                                      376,518
            345,000           VRX Escrow Corp., 5.875%, 5/15/23 (144A)                             271,688
                                                                                        ------------------
                                                                                        $        1,705,876
                                                                                        ------------------
                              Total Pharmaceuticals, Biotechnology &
                              Life Sciences                                             $        2,009,251
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 1.1%
                              Specialized REIT -- 1.1%
          1,520,000           Communications Sales & Leasing, Inc. / CSL Capital
                              LLC, 8.25%, 10/15/23                                      $        1,603,600
                                                                                        ------------------
                              Total Real Estate                                         $        1,603,600
----------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.5%
                              Computer & Electronics Retail -- 0.1%
            235,000           Rent-A-Center, Inc., 6.625%, 11/15/20                     $          212,675
----------------------------------------------------------------------------------------------------------
                              Department Stores -- 0.4%
            300,000           Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)            $          313,875
            350,000           Neiman Marcus Group, Ltd., LLC, 8.0%,
                              10/15/21 (144A)                                                      288,750
                                                                                        ------------------
                                                                                        $          602,625
                                                                                        ------------------
                              Total Retailing                                           $          815,300
----------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.2%
                              Semiconductors -- 0.2%
            200,000           Micron Technology, Inc., 5.5%, 2/1/25                     $          196,062
            150,000           Micron Technology, Inc., 5.625%, 1/15/26 (144A)                      145,500
                                                                                        ------------------
                              Total Semiconductors & Semiconductor Equipment            $          341,562
----------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.6%
                              Data Processing & Outsourced Services -- 0.0%+
             65,000           NeuStar, Inc., 4.5%, 1/15/23                              $           60,369
----------------------------------------------------------------------------------------------------------
                              IT Consulting & Other Services -- 0.6%
            130,000           Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
                              7.125%, 6/15/24 (144A)                                    $          142,409
            635,000           Inception Merger Sub, Inc. / Rackspace Hosting,
                              Inc., 8.625%, 11/15/24 (144A)                                        635,000
                                                                                        ------------------
                                                                                        $          777,409
                                                                                        ------------------
                              Total Software & Services                                 $          837,778
----------------------------------------------------------------------------------------------------------

                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.8%
                              Communications Equipment -- 0.2%
            280,000           CommScope Technologies Finance LLC, 6.0%,
                              6/15/25 (144A)                                            $          294,000
----------------------------------------------------------------------------------------------------------
                              Electronic Equipment & Instruments -- 0.2%
            315,000           Zebra Technologies Corp., 7.25%, 10/15/22                 $          339,413
----------------------------------------------------------------------------------------------------------
                              Technology Hardware, Storage & Peripherals -- 0.4%
            485,000           Diebold, Inc., 8.5%, 4/15/24 (144A)                       $          513,979
                                                                                        ------------------
                              Total Technology Hardware & Equipment                     $        1,147,392
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 35

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 3.9%
                              Integrated Telecommunication Services -- 1.9%
          1,165,000           Frontier Communications Corp., 8.75%, 4/15/22             $        1,150,437
            290,000           Frontier Communications Corp., 11.0%, 9/15/25                        296,931
            750,000           GCI, Inc., 6.875%, 4/15/25                                           761,250
            600,000           Windstream Corp., 7.5%, 6/1/22                                       567,000
                                                                                        ------------------
                                                                                        $        2,775,618
----------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 2.0%
            250,000           Altice Finco SA, 8.125%, 1/15/24 (144A)                   $          256,250
            300,000           Altice SA, 7.75%, 5/15/22 (144A)                                     313,312
            225,000           Digicel Group, Ltd., 8.25%, 9/30/20 (144A)                           199,125
            750,000           Digicel, Ltd., 6.0%, 4/15/21 (144A)                                  671,025
            200,000           Mobile Telesystems OJSC via MTS International
                              Funding, Ltd., 5.0%, 5/30/23 (144A)                                  206,760
            340,000           Sprint Corp., 7.125%, 6/15/24                                        319,600
            485,000           Sprint Corp., 7.25%, 9/15/21                                         496,519
            250,000           Unison Ground Lease Funding LLC, 5.78%,
                              3/15/20 (144A)                                                       245,518
RUB      14,100,000           VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)                          219,493
                                                                                        ------------------
                                                                                        $        2,927,602
                                                                                        ------------------
                              Total Telecommunication Services                          $        5,703,220
----------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 2.8%
                              Airlines -- 0.8%
            155,000           Intrepid Aviation Group Holdings LLC / Intrepid
                              Finance Co., 6.875%, 2/15/19 (144A)                       $          140,275
            450,000           Intrepid Aviation Group Holdings LLC / Intrepid
                              Finance Co., 8.25%, 7/15/17 (144A)                                   443,250
            500,000           TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                           510,750
                                                                                        ------------------
                                                                                        $        1,094,275
----------------------------------------------------------------------------------------------------------
                              Airport Services -- 0.3%
            395,080           Aeropuertos Argentina 2000 SA, 10.75%,
                              12/1/20 (144A)                                            $          428,662
----------------------------------------------------------------------------------------------------------
                              Highways & Railtracks -- 0.2%
MXN       4,500,000           Red de Carreteras de Occidente SAPIB de CV, 9.0%,
                              6/10/28 (144A)                                            $          236,378
----------------------------------------------------------------------------------------------------------
                              Marine -- 0.3%
            300,000(e)        Far East Capital, Ltd., SA, 8.0%, 5/2/18                  $          161,250
            375,000           Navios South American Logistics, Inc. / Navios Logistics
                              Finance US, Inc., 7.25%, 5/1/22 (144A)                               296,250
                                                                                        ------------------
                                                                                        $          457,500
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              Railroads -- 0.6%
            402,471(g)        AAF Holdings LLC / AAF Finance Co., 12.0%
                              (12.75% PIK 12.0% cash), 7/1/19 (144A)                    $          412,533
            485,000           Florida East Coast Holdings Corp., 6.75%,
                              5/1/19 (144A)                                                        487,425
                                                                                        ------------------
                                                                                        $          899,958
----------------------------------------------------------------------------------------------------------
                              Trucking -- 0.6%
          1,325,000           Jack Cooper Holdings Corp., 9.25%, 6/1/20                 $          887,750
                                                                                        ------------------
                              Total Transportation                                      $        4,004,523
----------------------------------------------------------------------------------------------------------
                              UTILITIES -- 3.6%
                              Electric Utilities -- 1.2%
            575,000           Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21        $          574,281
            460,000(b)        Enel S.p.A., 8.75%, 9/24/73 (144A)                                   536,820
            725,000           PPL Energy Supply LLC, 6.5%, 6/1/25                                  605,375
                                                                                        ------------------
                                                                                        $        1,716,476
----------------------------------------------------------------------------------------------------------
                              Gas Utilities -- 0.5%
            195,000           Ferrellgas LP / Ferrellgas Finance Corp.,
                              6.75%, 6/15/23                                            $          181,837
            492,450           Transportadora de Gas del Sur SA, 9.625%,
                              5/14/20 (144A)                                                       530,615
                                                                                        ------------------
                                                                                        $          712,452
----------------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy Traders -- 1.9%
            570,000           NRG Energy, Inc., 6.625%, 1/15/27 (144A)                  $          533,839
            320,000           NRG Energy, Inc., 7.25%, 5/15/26 (144A)                              314,851
          1,065,000           TerraForm Global Operating LLC, 13.75%,
                              8/15/22 (144A)                                                     1,107,600
            125,000(c)        TerraForm Power Operating LLC, 9.375%,
                              2/1/23 (144A)                                                        125,312
            585,000(c)        TerraForm Power Operating LLC, 9.625%,
                              6/15/25 (144A)                                                       604,012
                                                                                        ------------------
                                                                                        $        2,685,614
                                                                                        ------------------
                              Total Utilities                                           $        5,114,542
----------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS & NOTES
                              (Cost $125,725,467)                                       $      127,682,704
----------------------------------------------------------------------------------------------------------
                              CONVERTIBLE BONDS & NOTES -- 2.3% of
                              Net Assets
                              HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
                              Health Care Equipment -- 1.1%
          1,040,000(c)        Hologic, Inc., 2.0%, 12/15/37                             $        1,623,700
                                                                                        ------------------
                              Total Health Care Equipment & Services                    $        1,623,700
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 37

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              MATERIALS -- 1.2%
                              Diversified Chemicals -- 1.2%
          1,900,000(k)        Hercules, Inc., 6.5%, 6/30/29                             $        1,710,000
                                                                                        ------------------
                              Total Materials                                           $        1,710,000
----------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE BONDS & NOTES
                              (Cost $2,251,893)                                         $        3,333,700
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY OBLIGATION --
                              5.4% of Net Assets
          7,880,000(a)        U.S. Treasury Notes, 0.54%, 4/30/18                       $        7,888,975
----------------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                              (Cost $7,882,434)                                         $        7,888,975
----------------------------------------------------------------------------------------------------------
                              SOVEREIGN DEBT OBLIGATIONS -- 2.2% of
                              Net Assets
                              Argentina -- 1.5%
            258,880           Province of Salta Argentina, 9.5%, 3/16/22 (144A)         $          277,002
            360,000           Provincia de Buenos Aires, 9.125%, 3/16/24 (144A)                    398,700
            230,000           Provincia de Buenos Aires, 9.95%, 6/9/21 (144A)                      262,200
          1,135,000           Provincia del Chubut Argentina, 7.75%,
                              7/26/26 (144A)                                                     1,146,350
                                                                                        ------------------
                                                                                        $        2,084,252
----------------------------------------------------------------------------------------------------------
                              Ireland -- 0.3%
            450,000           Vnesheconombank Via VEB Finance Plc, 6.902%,
                              7/9/20 (144A)                                             $          484,875
----------------------------------------------------------------------------------------------------------
                              Kenya -- 0.4%
            500,000           Kenya Government International Bond, 6.875%,
                              6/24/24 (144A)                                            $          498,750
----------------------------------------------------------------------------------------------------------
                              Mexico -- 0.0%+
MXN         970,000           Mexican Bonos, 7.75%, 11/13/42                            $           57,473
MXN         329,722           Mexican Udibonos, 3.5%, 12/14/17                                      17,857
                                                                                        ------------------
                                                                                        $           75,330
----------------------------------------------------------------------------------------------------------
                              TOTAL SOVEREIGN DEBT OBLIGATIONS
                              (Cost $2,935,653)                                         $        3,143,207
----------------------------------------------------------------------------------------------------------
                              TAX EXEMPT OBLIGATION -- 0.7% of Net Assets (l)
                              North Carolina -- 0.7%
          1,000,000(b)        Charlotte-Mecklenburg Hospital Authority, Carolinas
                              HealthCare System, Series B, 0.47%, 1/15/26               $        1,000,000
----------------------------------------------------------------------------------------------------------
                              TOTAL TAX EXEMPT OBLIGATION
                              (Cost $1,000,000)                                         $        1,000,000
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

----------------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------------
                              COMMON STOCKS -- 0.2% of Net Assets
                              CAPITAL GOODS -- 0.0%+
                              Industrial Machinery -- 0.0%+
             10,289(d)(f)     Liberty Tire Recycling LLC                                $              103
                                                                                        ------------------
                              Total Capital Goods                                       $              103
----------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.0%+
                              Homebuilding -- 0.0%+
MXN          89,094(f)        Desarrolladora Homex SAB de CV                            $            8,958
                                                                                        ------------------
                              Total Consumer Durables & Apparel                         $            8,958
----------------------------------------------------------------------------------------------------------
                              ENERGY -- 0.0%+
                              Oil & Gas Exploration & Production -- 0.0%+
             11,059(f)        PetroQuest Energy, Inc.                                   $           41,029
                                                                                        ------------------
                              Total Energy                                              $           41,029
----------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                              Health Care Technology -- 0.0%+
             69,875(d)(f)     Medical Card System, Inc.                                 $              699
                                                                                        ------------------
                              Total Health Care Equipment & Services                    $              699
----------------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.0%+
                              Insurance Brokers -- 0.0%+
GBP          10,233(d)(f)     TopCo., Ltd.                                              $            9,269
GBP             475(d)(f)     Towergate Finance Plc                                                      6
                                                                                        ------------------
                              Total Insurance                                           $            9,275
----------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.0%+
                              Computer & Electronics Retail -- 0.0%+
             42,088(d)(f)     Targus Cayman SubCo., Ltd.                                $           40,825
                                                                                        ------------------
                              Total Retailing                                           $           40,825
----------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.2%
                              Air Freight & Logistics -- 0.2%
                943(f)        CEVA Holdings LLC                                         $          188,662
                                                                                        ------------------
                              Total Transportation                                      $          188,662
----------------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $1,134,762)                                         $          289,551
----------------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCK -- 0.4% of
                              Net Assets
                              BANKS -- 0.4%
                              Diversified Banks -- 0.4%
                470           Bank of America Corp., 7.25%                              $          578,570
                                                                                        ------------------
                              Total Banks                                               $          578,570
----------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCK
                              (Cost $382,900)                                           $          578,570
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 39

----------------------------------------------------------------------------------------------------------
Shares                                                                                  Value
----------------------------------------------------------------------------------------------------------
                              PREFERRED STOCKS -- 1.4% of Net Assets
                              BANKS -- 0.4%
                              Diversified Banks -- 0.4%
             500(b)(h)        AgStar Financial Services ACA, 6.75% (144A)               $          530,437
                                                                                        ------------------
                              Total Banks                                               $          530,437
----------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.7%
                              Other Diversified Financial Services -- 0.7%
             40,675(b)        GMAC Capital Trust I, 6.602%                              $        1,038,433
                                                                                        ------------------
                              Total Diversified Financials                              $        1,038,433
----------------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.3%
                              Insurance Brokers -- 0.3%
GBP         452,745(d)(f)     Towergate Finance Plc, Class B                            $          410,112
                                                                                        ------------------
                              Total Insurance                                           $          410,112
----------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCKS
                              (Cost $2,106,323)                                         $        1,978,982
----------------------------------------------------------------------------------------------------------
                              WARRANT -- 0.0%+ of Net Assets
                              INSURANCE -- 0.0%+
                              Insurance Brokers -- 0.0%+
GBP             136(d)(f)(m)  Towergate Finance Plc                                     $               --
----------------------------------------------------------------------------------------------------------
                              TOTAL WARRANT
                              (Cost $-)                                                 $               --
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                 Value
----------------------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENTS -- 2.6% of
                              Net Assets
                              CERTIFICATE OF DEPOSIT -- 0.3%
            505,000           Sumitomo Mitsui Bank, 1.26%, 4/3/17                       $          505,708
----------------------------------------------------------------------------------------------------------
                              COMMERCIAL PAPERS -- 0.7%
            505,000           BNP Paribas SA, 0.29%, 11/1/16                            $          504,994
            505,000           Societe Generale SA, 0.24%, 11/1/16                                  504,996
                                                                                        ------------------
                                                                                        $        1,009,990
----------------------------------------------------------------------------------------------------------
                              TREASURY BILL -- 1.6%
          2,305,000(n)        U.S. Treasury Bill, 11/10/16                              $        2,304,928
----------------------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $3,819,867)                                         $        3,820,626
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

-----------------------------------------------------------------------------------------------------------
Number of                                                   Strike        Expiration
Contracts      Description           Counterparty           Price         Date          Value
-----------------------------------------------------------------------------------------------------------
               CALL OPTIONS PURCHASED -- 0.0%+
MXN 18,332(o)  Desarrolladora        Bank of New York       $--(q)        10/23/22      $               --
               Homex                 Mellon Corp.
               SAB de CV
MXN 18,332(p)  Desarrolladora        Bank of New York        --(q)        10/23/22                      --
               Homex                 Mellon Corp.
               SAB de CV
                                                                                        -------------------
                                                                                        $               --
-----------------------------------------------------------------------------------------------------------
                              TOTAL CALL OPTIONS PURCHASED
                              (Premiums paid $0)                                        $               --
-----------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN SECURITIES -- 140.5%
                              (Cost -- $200,824,314) (r)(s)                             $      203,092,276
-----------------------------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- (40.5)%                   $      (58,496,590)
-----------------------------------------------------------------------------------------------------------
                              NET ASSETS -- 100.0%                                      $      144,595,686
===========================================================================================================

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2016, the value of these securities amounted to $80,457,743, or 55.6% of total net assets applicable to common shareowners.

(Cat Bond)  Catastrophe or Event-linked bond. At October 31, 2016, the  value of these securities amounted to $11,519,090, or 8.0% of total net assets applicable to common shareowners. See Notes to Financial Statements -- Note 1F.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
            (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2016.

(a) Floating rate note. The rate shown is the coupon rate at October 31, 2016.

(b) The interest rate is subject to change periodically. The interest rate shown is the rate at October 31, 2016.

(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at October 31, 2016.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(e)         Security is in default.

(f)         Non-income producing.

(g) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(h)         Security is perpetual in nature and has no stated maturity date.

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 41

(i) Structured reinsurance investment. At October 31, 2016, the value of these securities amounted to $22,596,220, or 15.6% of total net assets applicable to common shareowners. See Notes to Financial Statements -- Note 1F.

(j)         Rate to be determined.

(k)         Security is priced as a unit.

(l)         Consists of Revenue Bonds unless otherwise indicated.

(m) Towergate B Preferred warrants are exercisable into 136 Tig FinCo A shares.

(n) Security issued with a zero coupon. Income is recognized through accretion of discount.

(o) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 Billion.

(p) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 15.5 Billion.

(q)         Strike price is 1 Mexican Peso (MXN).

(r) At October 31, 2016, the net unrealized appreciation on investments based on cost for federal tax purposes of $202,926,218 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                            $  10,227,222
             Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                              (10,061,164)
                                                                                    --------------
             Net unrealized appreciation                                            $     166,058
                                                                                    ==============

For financial reporting purposes net unrealized appreciation on investments was $2,267,962 and cost of investments aggregated $200,824,314.

(s) Distributions of Investments by country of issue, as a percentage of long-term holdings based on country of domicile, is as follows:

            United States                                                  62.8%
            Bermuda                                                        15.0
            Luxembourg                                                      3.6
            Netherlands                                                     2.7
            Argentina                                                       2.4
            Cayman Islands                                                  2.4
            Ireland                                                         2.4
            France                                                          1.3
            Canada                                                          1.1
            Other (individually less than 1%)                               6.3
                                                                          ------
                                                                          100.0%

Purchases and sales of securities (excluding temporary cash investments) for the six months ended October 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                            Purchases                Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                   $12,336,712              $ 8,480,369
Other Long-Term Securities                  $37,954,220              $50,292,689

The accompanying notes are an integral part of these financial statements.

42 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended October 31, 2016, the Trust engaged in sale pursuant to these procedures amounting to $208,342, which resulted in a net realized gain of $7,750.

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR          --  Euro
GBP          --  British Pound Sterling
IDR          --  Indonesian Rupiah
JPY          --  Japanese Yen
MXN          --  Mexican Peso
RUB          --  Russian Ruble

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

   Level 1 -- quoted prices in active markets for identical securities.

   Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2016, in valuing the Trust's investments.

-----------------------------------------------------------------------------------------------------
                                   Level 1       Level 2           Level 3             Total
-----------------------------------------------------------------------------------------------------
Asset Backed Securities            $        --   $    1,533,922    $             --    $    1,533,922
Collateralized Mortgage
 Obligations                                --          707,504                  --           707,504
Commercial Mortgage-Backed
 Securities                                 --        4,452,994                  --         4,452,994
Senior Secured Floating
 Rate Loan Interests
 Health Care Equipment
    & Services
    Health Care Technology                  --          235,920             243,918           479,838
All Other Senior Secured Floating
 Rate Loan Interests                        --       46,201,703                  --        46,201,703
Corporate Bonds & Notes
 Insurance
    Property & Casualty
      Insurance                             --           80,500           5,569,878         5,650,378
    Reinsurance                             --       11,287,240          22,596,220        33,883,460
 Materials
    Diversified Metals
      & Mining                              --        1,719,270              38,172         1,757,442
All Other Corporate Bonds & Notes           --       86,391,424                  --        86,391,424
Convertible Bonds & Notes                   --        3,333,700                  --         3,333,700
U.S. Government and
 Agency Obligation                          --        7,888,975                  --         7,888,975
Sovereign Debt Obligations                  --        3,143,207                  --         3,143,207
Tax Exempt Obligation                       --        1,000,000                  --         1,000,000

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 43

-------------------------------------------------------------------------------------------------------
                                        Level 1        Level 2          Level 3           Total
-------------------------------------------------------------------------------------------------------
Common Stocks
 Capital Goods
    Industrial Machinery                $          --  $           --   $           103   $        103
 Health Care Equipment
    & Services
    Health Care Technology                         --              --               699            699
 Insurance
    Insurance Brokers                              --              --             9,275          9,275
 Retailing
    Computer & Electronics
      Retail                                       --              --            40,825         40,825
 Transportation
   Air Freight & Logistics                         --         188,662                --        188,662
All Other Common Stocks                        49,987              --                --         49,987
Convertible Preferred Stocks                  578,570              --                --        578,570
Preferred Stocks
  Insurance
    Insurance Brokers                              --              --           410,112        410,112
All Other Preferred Stock                   1,568,870              --                --      1,568,870
Warrant                                            --              --                --*            --*
Certificate of Deposit                             --         505,708                --        505,708
Commercial Papers                                  --       1,009,990                --      1,009,990
Treasury Bills                                     --       2,304,928                --      2,304,928
Call Options Purchased                             --              --*               --             --*
-------------------------------------------------------------------------------------------------------
Total Investments in Securities         $   2,197,427  $  171,985,647   $    28,909,202   $203,092,276
=======================================================================================================
Other Financial Instruments
Unrealized appreciation
 on forward foreign
 currency contracts                     $          --  $       62,310   $            --   $     62,310
Unrealized depreciation
 on forward foreign
 currency contracts                                --         (21,843)               --        (21,843)
-------------------------------------------------------------------------------------------------------
Total Other Financial Instruments       $          --  $       40,467   $            --   $     40,467
=======================================================================================================

*    Includes securities that are valued at $0.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                      Change in                                                                Transfers
              Balance       Realized  unrealized                                Accrued    Transfers Transfers in and out Balance
              as of         gain      appreciation                              discounts/ in to     out of    of Level 3 as of
              4/30/16       (loss)(1) (depreciation)(2) Purchases  Sales        premiums   Level 3*  Level 3*  activity   10/31/16
------------------------------------------------------------------------------------------------------------------------------------
Senior
 Secured
 Floating
 Rate Loan
 Interests
Health Care
 Equipment &
 Services
 Health Care
  Technology  $   243,918   $     --  $     (7,339)     $       -- $        --  $  7,339   $     --  $     --  $    -- $   243,918
Retailing
 Computer &
  Electronics
  Retail          168,351         --       (29,594)         16,610          --        --         --   155,367       --          --
Corporate
 Bonds
 & Notes
Capital Goods
 Industrial
  Machinery       169,505    (66,689)       43,904          12,598    (160,099)      781         --        --       --          --
Insurance
 Property
  & Casualty
  Insurance     5,247,802         --       311,945              --          --    10,131         --        --       --   5,569,878
 Reinsurance   18,069,562    (16,594)      722,950       7,482,392  (3,998,270)  336,180         --        --       --  22,596,220
Materials
 Diversified
  Metals
  & Mining             --         --      (140,817)         20,364          --        --    158,625        --       --      38,172
Common Stocks
Capital Goods
 Industrial
  Machinery           103         --            --              --          --        --         --        --       --         103
Health Care
 Equipment
 & Services
 Health Care
  Technology           --         --            --             699          --        --         --        --       --         699
Insurance
 Insurance
 Brokers              156         --         9,119              --          --        --         --        --       --       9,275
Retailing
 Computer &
  Electronics
  Retail          147,308         --      (106,483)             --          --        --         --        --       --      40,825
Preferred
 Stocks
Insurance
 Insurance
 Brokers          548,937         --      (138,825)             --          --        --         --        --       --     410,112
 Reinsurance       37,500         --       (37,500)             --          --        --         --        --       --          --
Warrant
Insurance
 Insurance
 Brokers               --**       --            --              --          --        --         --        --       --          --**
------------------------------------------------------------------------------------------------------------------------------------
Total         $24,633,142   $(83,283) $    627,360      $7,532,663 $(4,158,369) $354,431   $158,625  $155,367  $    -- $28,909,202
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 45

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended October 31, 2016, there were no transfers between Levels 1 and
     2. Securities with an aggregate market value of $158,625 transferred from level 2 to level 3 as there were no longer observable inputs available to determine their value. Securities with an aggregate market value of $155,367 transferred from Level 3 to Level 2 as there were observable inputs available to determine their value.

**   Includes securities that are valued at $0.

Net change in unrealized depreciation of Level 3 investments still held and considered Level 3 at October 31, 2016: $781,720.

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at October 31, 2016. These amounts exclude valuations provided by a broker.

-----------------------------------------------------------------------------------------------------
                         Fair Value             Valuation              Unobservable            Value/
Asset Type               10/31/16             Technique (s)               Input                Range
-----------------------------------------------------------------------------------------------------
Senior Secured
Floating Rate
Loan Interests           $  243,918         Market Comparables      EBITDA Multiples(1)        4x-5x
-----------------------------------------------------------------------------------------------------
Corporate Bonds                                                     EBITDA Multiples(1)       5.5x-6x
& Notes                  $5,608,050         Market Comparables        Yield Premium(2)         1.05%
-----------------------------------------------------------------------------------------------------
Common Stocks            $   50,902         Market Comparables      EBITDA Multiples(1)        4x-6x
-----------------------------------------------------------------------------------------------------
Preferred Stocks         $  410,112         Market Comparables      EBITDA Multiples(1)       5.5x-6x
-----------------------------------------------------------------------------------------------------

(1) An increase in this unobservable input would result in a higher fair value measurement, while a decrease would result in a lower fair value measurement.

(2) An increase in this unobservable input would result in a lower fair value measurement, while a decrease would result in a higher fair value measurement.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

Statement of Assets and Liabilities | 10/31/16 (unaudited)

ASSETS:
  Investments in securities, at value (cost $200,824,314)                $203,092,276
  Cash                                                                      1,609,759
  Foreign currencies, at value (cost $571)                                        582
  Receivables --
     Investment securities sold                                               990,269
     Interest                                                               2,147,372
  Unrealized appreciation on forward foreign currency contracts                62,310
--------------------------------------------------------------------------------------
        Total assets                                                     $207,902,568
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Credit agreement                                                    $ 57,000,000
     Investment securities purchased                                        5,985,824
     Trustees' fees                                                               591
     Administration fee                                                        84,281
  Unrealized depreciation on forward foreign currency contracts                21,843
  Due to affiliates                                                           144,826
  Accrued expenses                                                             69,517
--------------------------------------------------------------------------------------
        Total liabilities                                                $ 63,306,882
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $194,412,035
  Distributions in excess of net investment income                           (939,549)
  Accumulated net realized loss on investments and foreign
     currency transactions                                                (51,184,002)
  Net unrealized appreciation on investments                                2,267,962
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies            39,240
--------------------------------------------------------------------------------------
        Net assets                                                       $144,595,686
--------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
     Based on $144,595,686 / 8,332,790 shares                            $      17.35
======================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 47

Statement of Operations (unaudited)

For the Six Months Ended 10/31/16

INVESTMENT INCOME:
  Interest                                                           $  6,626,682
  Dividends                                                                66,848
  Loan facility and other income                                          201,058
--------------------------------------------------------------------------------------------------
     Total investment income                                                          $ 6,894,588
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $    850,956
  Administrative expense                                                   63,369
  Transfer agent fees                                                       4,648
  Shareholder communications expense                                        5,694
  Custodian fees                                                           17,552
  Professional fees                                                        49,342
  Printing expense                                                          3,662
  Trustees' fees                                                            3,772
  Pricing fees                                                             16,283
  Interest expense                                                        414,200
  Miscellaneous                                                            22,206
--------------------------------------------------------------------------------------------------
     Total expenses                                                                   $ 1,451,684
--------------------------------------------------------------------------------------------------
        Net investment income                                                         $ 5,442,904
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                      $(1,466,852)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                 149,374     $(1,317,478)
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                      $ 7,464,350
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                 185,798     $ 7,650,148
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                                    $ 6,332,670
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $11,775,574
==================================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------
                                                         Six Months
                                                         Ended          Year
                                                         10/31/16       Ended
                                                         (unaudited)    4/30/16
--------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                             $  5,442,904   $  12,884,402
Net realized gain (loss) on investments and foreign
  currency transactions                                    (1,317,478)    (10,801,993)
Change in net unrealized appreciation (depreciation) on
  investments and foreign currency transactions             7,650,148      (4,289,425)
--------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from operations                                  $ 11,775,574   $  (2,207,016)
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income and previously undistributed
  net investment income ($0.69 and $1.50 per
  share, respectively)                                   $ (5,749,625)  $ (12,499,185)
--------------------------------------------------------------------------------------
     Total distributions to shareowners                  $ (5,749,625)  $ (12,499,185)
--------------------------------------------------------------------------------------
     Net increase (decrease) in net assets               $  6,025,949   $ (14,706,201)
NET ASSETS:
Beginning of period                                      $138,569,737   $ 153,275,938
--------------------------------------------------------------------------------------
End of period                                            $144,595,686   $ 138,569,737
--------------------------------------------------------------------------------------
Distributions in excess of net investment income         $   (939,549)  $    (632,828)
======================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 49

Statement of Cash Flows (unaudited)

For the Six Months Ended 10/31/16

Cash Flows From Operating Activities:
  Net increase in net assets resulting from operations                         $ 11,775,574
--------------------------------------------------------------------------------------------
Adjustments to reconcile net decrease in net assets resulting from operations to net cash and foreign currencies from operating activities:
  Inflation indexed bond income                                                $       (144)
  Purchases of investment securities                                            (54,630,075)
  Proceeds from disposition and maturity of investment securities                57,627,962
  Net purchases of temporary cash investments                                      (430,145)
  Net accretion and amortization of discount/premium on investment securities      (652,977)
  Change in unrealized appreciation on investments                               (7,464,350)
  Change in unrealized appreciation on forward foreign currency contracts
     and foreign currency                                                          (190,566)
  Net realized loss on investments                                                1,466,852
  Decrease in interest receivable                                                   269,645
  Decrease in dividends receivable                                                    8,519
  Increase in due to affiliates                                                      11,397
  Increase in trustees' fees payable                                                     62
  Increase in administration fees payable                                             1,088
  Decrease in accrued expenses payable                                              (38,764)
--------------------------------------------------------------------------------------------
     Net cash and foreign currencies from operating activities                 $  7,754,078
--------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
  Decrease in due to custodian                                                 $   (394,439)
  Distributions to shareowners                                                   (5,749,625)
--------------------------------------------------------------------------------------------
     Net cash and foreign currencies used in financing activities              $ (6,144,064)
--------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
  Effect of foreign exchange fluctuations on cash                              $          2
--------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
  Beginning of the period                                                      $        325
--------------------------------------------------------------------------------------------
  End of the period                                                            $  1,610,341
============================================================================================
Cash Flow Information:
  Cash paid for interest                                                       $    414,200
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months                                                 Year
                                                           Ended         Year       Year       Year        Year       Ended
                                                           10/31/16      Ended      Ended      Ended       Ended      4/30/12
                                                           (unaudited)   4/30/16    4/30/15    4/30/14     4/30/13    (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                       $  16.63      $  18.39   $  20.03   $  20.70    $  19.51   $  21.01
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                                   $   0.65      $   1.55   $   1.82   $   1.98    $   2.24   $   2.10
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                        0.76         (1.81)     (1.63)     (0.36)       0.99      (1.64)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   1.41      $  (0.26)  $   0.19   $   1.62    $   3.23   $   0.46
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners from:
   Net investment income and previously undistributed net
      investment income                                    $  (0.69)*    $  (1.50)  $  (1.83)* $  (2.29)*  $  (2.04)  $  (1.96)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.72      $  (1.76)  $  (1.64)  $  (0.67)   $   1.19   $  (1.50)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (b)                         $  17.35      $  16.63   $  18.39   $  20.03    $  20.70   $  19.51
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period (b)                            $  16.00      $  15.60   $  17.42   $  20.85    $  21.82   $  20.13
====================================================================================================================================
Total return at market value (c)                               7.04%(d)     (1.26)%    (7.90)%     7.12%      19.98%      1.35%
Ratios to average net assets of shareowners:
   Total expenses plus interest expense (e)(f)                 2.03%(g)      1.99%      1.85%      1.86%       1.97%      2.04%
   Net investment income available to shareowners              7.63%(g)      9.11%      9.52%      9.88%      11.26%     10.75%
Portfolio turnover                                               27%           36%        48%        38%         34%        24%
Net assets of shareowners, end of period
   (in thousands)                                          $144,596      $138,570   $153,276   $166,611    $171,646   $161,146

The accompanying notes are an integral part of these financial statements.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 51

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months                                                 Year
                                                           Ended         Year       Year       Year        Year       Ended
                                                           10/31/16      Ended      Ended      Ended       Ended      4/30/12
                                                           (unaudited)   4/30/16    4/30/15    4/30/14     4/30/13    (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Total amount of debt outstanding (in thousands)            $57,000       $57,000    $64,000    $67,000     $69,000    $69,000
Asset coverage per indebtedness (in thousands)             $ 3,537       $ 3,431    $ 3,395    $ 3,487     $ 3,488    $ 3,335
====================================================================================================================================

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d)  Not annualized.

(e) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(f)  Includes interest expense of 0.58%, 0.50%, 0.43%, 0.45%, 0.48% and 0.56%, respectively.

(g)  Annualized.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

Notes to Financial Statements | 10/31/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 53

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

54 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2016, ten securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 4.4% of net assets. The value of these fair valued securities are $6,312,982.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 55 data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 4).

E.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of

56 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

     April 30, 2016, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable to shareholders will be determined at the end of the current taxable year. The tax character of distributions paid to shareowners during the year ended April 30, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                               $  12,499,185
     ---------------------------------------------------------------------------
          Total                                                    $  12,499,185
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2016:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $   1,317,872
     Capital loss carryforward                                       (42,579,037)
     Late year loss deferrals                                         (7,286,380)
     Unrealized depreciation                                          (7,294,753)
     ---------------------------------------------------------------------------
          Total                                                    $ (55,842,298)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities and book/tax temporary differences.

F.   Insurance-Linked Securities (ILS)

     The Trust invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 57 as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments and therefore the Trust's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.   Purchased Options

     The Trust may purchase put and call options to seek increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included in the Statement of Assets and Liabilities as an investment. All premiums are

58 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 marked-to-market daily, and any unrealized gains or losses are recorded in the Trust's financial statements. As the purchaser of an index option, the Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open during the six months ended October 31, 2016 was $0. Purchased option contracts outstanding at period end are listed within the Schedule of Investments.

H.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 59 speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

     Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

I.   Automatic Dividend Reinvestment Plan

     All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

60 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

     Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the six months ended October 31, 2016 the net management fee was 0.85% (annualized) of the Trust's average daily managed assets, which was equivalent to 1.19% (annualized) of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At October 31, 2016, $229,107 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 61

3. Transfer Agent

American Stock Transfer & Trust Company (AST) serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Forward Foreign Currency Contracts

During the six months ended October 31, 2016, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract.

The average value of contracts open during the six months ended October 31, 2016 was $(6,630,403).

Open foreign currency contracts at October 31, 2016, were as follows:

-----------------------------------------------------------------------------------------------
                                        In
Currency                   Currency     Exchange                      Settlement   Unrealized
Sold     Deliver           Purchased    for         Counterparty      Date         Appreciation
-----------------------------------------------------------------------------------------------
JPY        149,575,028     USD          1,468,297   Citibank NA       11/30/16     $41,113
GBP            428,895     USD            546,976   Brown Brothers    12/29/16      21,197
                                                    Harriman & Co.
-----------------------------------------------------------------------------------------------
Total                                                                              $62,310
===============================================================================================

-----------------------------------------------------------------------------------------------
                                        In
 Currency                  Currency     Exchange                      Settlement   Unrealized
 Sold     Deliver          Purchased    for         Counterparty      Date         Depreciation
-----------------------------------------------------------------------------------------------
 EUR           715,392     USD            780,850   Brown Brothers    12/29/16     $ (5,830)
                                                    Harriman & Co.
 EUR         3,700,000     USD          4,052,688   State Street      12/29/16      (16,013)
                                                    Bank & Trust Co.
-----------------------------------------------------------------------------------------------
 Total                                                                             $(21,843)
===============================================================================================

 EUR    Euro
 GBP    British Pound Sterling
 JPY    Japanese Yen

5. Assets and Liabilities Offsetting

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event

62 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 of default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted Cash". Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of October 31, 2016:

---------------------------------------------------------------------------------------------
                     Derivative
                     Assets
                     Subject to       Derivatives   Non-Cash     Cash           Net Amount
                     Master Netting   Available     Collateral   Collateral     of Derivative
Counterparty         Agreement        for Offset    Received (a) Received (a)   Assets (b)
---------------------------------------------------------------------------------------------
Brown Brothers       $21,197          $(5,830)      $ --          $ --          $15,367
 Harriman & Co.
Citibank NA           41,113               --         --            --           41,113
---------------------------------------------------------------------------------------------
 Total               $62,310          $(5,830)      $ --          $ --          $56,480
=============================================================================================

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 63

-------------------------------------------------------------------------------------------------
                     Derivative
                     Liabilities
                     Subject to       Derivatives    Non-Cash      Cash           Net Amount
                     Master Netting   Available      Collateral    Collateral     of Derivative
Counterparty         Agreement        for Offset     Pledged (a)   Pledged (a)    Liabilities (c)
-------------------------------------------------------------------------------------------------
Brown Brothers       $ 5,830          $(5,830)       $  --         $  --          $     --
 Harriman & Co.
State Street          16,013               --           --            --            16,013
 Bank & Trust Co.
-------------------------------------------------------------------------------------------------
    Total            $21,843          $(5,830)       $  --         $  --          $ 16,013
=================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

6.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

64 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2016 was as follows:

-----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
                         Interest      Credit      Foreign           Equity     Commodity
                         Rate Risk     Risk        Exchange Risk     Risk       Risk
-----------------------------------------------------------------------------------------
Assets:
 Unrealized
  appreciation on
  forward foreign
  currency contracts     $ --          $ --        $ 62,310          $ --       $ --
-----------------------------------------------------------------------------------------
  Total Value            $ --          $ --        $ 62,310          $ --       $ --
=========================================================================================
Liabilities:
  Unrealized
   depreciation on
   forward foreign
   currency contracts    $ --          $ --        $ 21,843          $ --       $ --
-----------------------------------------------------------------------------------------
   Total Value           $ --          $ --        $ 21,843          $ --       $ --
=========================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2016 was as follows:

-----------------------------------------------------------------------------------------
Statement of Operations
                         Interest      Credit      Foreign           Equity     Commodity
                         Rate Risk     Risk        Exchange Risk     Risk       Risk
-----------------------------------------------------------------------------------------
Net realized
 gain (loss):
 Forward foreign
  currency contracts*    $  --         $  --       $  155,389      $  --       $  --
-----------------------------------------------------------------------------------------
  Total Value            $  --         $  --       $  155,389      $  --       $  --
=========================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Forward foreign
  currency contracts*     $  --        $  --      $  190,564       $  --       $  --
----------------------------------------------------------------------------------------
  Total Value             $  --        $  --      $  190,564       $  --       $  --
========================================================================================

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 65

7. Trust Shares

Transactions in shares of beneficial interest for the six months ended October 31, 2016 and the year ended April 30, 2016 were as follows:

--------------------------------------------------------------------------------
                                                      10/31/16          4/30/16
--------------------------------------------------------------------------------
 Shares outstanding at beginning of period            8,332,790        8,332,790
--------------------------------------------------------------------------------
 Shares outstanding at end of period                  8,332,790        8,332,790
================================================================================

8. Credit Agreement

Effective January 29, 2016, the Trust extended the maturity of its existing Revolving Credit Facility (the Credit Agreement) with the Bank of Scotia. There is a $70 million borrowing limit.

At October 31, 2016, the Trust had a borrowing outstanding under the credit agreement totaling $57,000,000. The interest rate charged at October 31, 2016 was 1.31%. During the six months ended October 31, 2016, the average daily balance was $57,000,000 at an average interest rate of 1.44%. Interest expense of $414,200 in connection with the credit agreement is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

9. Subsequent Events

A monthly dividend was declared on November 3, 2016 from undistributed and accumulated net investment income of $0.1150 per share payable November 30, 2016, to shareowners of record on November 16, 2016.

Pioneer Investment Management, Inc. (the "Adviser"), the Trust's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Trust's current investment advisory agreement with the Adviser to terminate. Accordingly, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement for the Trust. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

66 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 20, 2016, shareowners of Pioneer Diversified High Income Trust were asked to consider the proposals described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 - To elect three Class III Trustees.

--------------------------------------------------------------------------------
Nominee                                             For              Withheld
--------------------------------------------------------------------------------
Class III
David R. Bock                                       6,795,248.286    275,885.156
Lisa M. Jones                                       6,824,463.083    246,670.359
Lorraine H. Monchak                                 6,812,622.836    258,510.606

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 67

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Diversified High Income Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in January 2016 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Trust's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings, in connection with the review of the Trust's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Trust counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Trust's portfolio managers in the Trust. In May 2016, the Trustees, among other things, reviewed the Trust's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Trust and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

68 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio managers of the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

In considering the Trust's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Trust's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Trust's benchmark index. They also discuss the Trust's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 69

Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Trust's shareowners.

The Trustees considered that the Trust's management fee (based on managed assets) for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Trust and non-Trust services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The
Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Trust.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's

70 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Trust and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 71

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and Chief
David R. Bock                                  Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                           Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                            Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

72 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

                           This page for your notes.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 73

                           This page for your notes.

74 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

                           This page for your notes.

         Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16 75

                           This page for your notes.

76 Pioneer Diversified High Income Trust | Semiannual Report | 10/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       InvestmentS(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 21398-09-1216


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

N/A



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 29, 2016

* Print the name and title of each signing officer under his or her signature.